Empower Annuity Insurance Company of America
Audited Annual Statutory Financial Statements
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Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2025 and 2024, and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows, and Notes to the Financial Statements for Each of the Three Years in the Period Ended December 31, 2025, and Independent Auditor's Report

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EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Item 8. Financial Statements and Supplementary Data

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INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Stockholder of
Empower Annuity Insurance Company of America
Greenwood Village, Colorado
Opinions
We have audited the statutory-basis financial statements of Empower Annuity Insurance Company of America (the "Company") (a wholly-owned subsidiary of Empower Holdings, LLC), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the statutory-basis financial statements (collectively referred to as the "statutory-basis financial statements").
Unmodified Opinion on Statutory-Basis of Accounting
In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance described in Note 1.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the

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United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Emphasis of Matter
The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.
Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

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•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
Report on Supplemental Schedules
Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory financial data, the summary investment schedule, the supplemental investment risk interrogatories, and the supplemental schedule regarding reinsurance contracts with risk limiting features as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP
Denver, Colorado
March 31, 2026

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus Index
December 31, 2025 and 2024
(In Thousands, Except Share Amounts)

	December 31,
	2025	2024
Admitted assets:
Cash and invested assets:
Bonds	$25,555,512	$24,973,698
Preferred and common stock	1,985,113	1,936,413
Mortgage loans (net of allowances of $76,626 and $39,611)	4,612,716	5,387,154
Contract loans	3,512,259	3,536,463
Cash, cash equivalents and short-term investments	2,436,586	1,150,880
Other invested assets	3,505,451	2,988,840
Total cash and invested assets	41,607,637	39,973,448

Investment income due and accrued	360,053	354,880
Reinsurance recoverable	626,258	384,389
Funds held or deposited with reinsured companies	4,582,821	5,199,528
Current federal income taxes recoverable	38,995	—
Deferred income taxes	79,545	112,067
Due from parent, subsidiaries and affiliates	501,502	700,921
Other assets	544,784	812,006
Assets from separate accounts	22,441,493	22,594,303
Total admitted assets	$70,783,088	$70,131,542

See notes to statutory financial statements.              Continued

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus Index
December 31, 2025 and 2024
(In Thousands, Except Share Amounts)

	December 31,
	2025	2024
Liabilities, capital and surplus:
Liabilities:
Reserves for life insurance and annuities and accident and health policies	$27,318,216	$28,278,401
Liability for deposit-type contracts	11,770,019	10,245,580
Asset valuation reserve	518,351	305,795
Due to parent, subsidiaries and affiliates	46,652	182,115
Revolving credit facility with affiliate	520,000	—
Commercial paper	199,523	99,717
Current federal income taxes payable	—	47,932
Payable under securities lending agreements	419,733	134,685
Other liabilities	3,170,670	3,507,635
Liabilities from separate accounts	22,441,494	22,594,303
Total liabilities	66,404,658	65,396,163

Commitments and contingencies (see Note 14)

Capital and surplus:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $1 par value; 50,000,000 shares authorized; 22,648,660 and 22,648,560 shares issued in 2025 and 2024, respectively	22,794	22,649
Surplus notes	1,579,833	2,108,664
Gross paid in and contributed surplus	6,524,610	6,497,277
Unassigned deficit	(3,748,807)	(3,893,211)
Total capital and surplus	4,378,430	4,735,379

Total liabilities, capital and surplus	$70,783,088	$70,131,542

See notes to statutory financial statements.          Concluded

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Statutory Statements of Operations Index
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

	Year Ended December 31,
	2025	2024	2023
Income:
Premium income and annuity consideration	$5,380,290	$4,475,139	$5,567,710
Net investment income	1,637,406	1,470,865	1,969,201
Amortization of interest maintenance reserve	(11,925)	(14,169)	2,113
Commission and expense allowances on reinsurance ceded	205,420	209,381	259,378
Reserve adjustment on reinsurance ceded	(303,539)	(922,697)	(1,672,963)
Other income	513,236	448,570	478,656
Total income	7,420,888	5,667,089	6,604,095

Expenses:
Death benefits	198,325	247,321	281,360
Annuity benefits	322,340	321,867	323,701
Surrender benefits	11,826,268	12,996,180	15,770,211
Decrease in aggregate reserves for life and accident and health policies and contracts	(957,615)	(2,711,402)	(5,442,498)
Other benefits	90,368	91,164	134,269
Total benefits	11,479,686	10,945,130	11,067,043

Commissions	41,708	43,909	50,225
Other insurance expenses	564,366	494,938	561,610
Net transfers from separate accounts	(5,400,686)	(6,393,583)	(6,165,670)
Interest maintenance reserve reinsurance activity	2,767	23,330	2,883
Total benefit and expenses	6,687,841	5,113,724	5,516,091

Net gain from operations before dividends to policyholders, federal income taxes and net realized capital losses	733,047	553,365	1,088,004
Dividends to policyholders	4,317	3,455	4,432
Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital losses	728,730	549,910	1,083,572
Federal income tax (benefit) expense	(50,806)	683	34,274
Net gain from operations before net realized capital losses	779,536	549,227	1,049,298
Net realized capital losses, net of federal income tax benefit of $13,875, $6,507 and $6,203, respectively and transfers to interest maintenance reserve	(52,197)	(24,480)	(23,336)
Net income	$727,339	$524,747	$1,025,962

See notes to statutory financial statements.               .

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Statutory Statements of Changes in Capital and Surplus Index
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

	Year Ended December 31,
	2025	2024	2023

Capital and surplus, beginning of year	$4,735,379	$3,782,006	$3,520,578

Net income	727,339	524,747	1,025,962
Dividends to stockholders	(513,800)	(900,000)	(350,000)
Change in net unrealized capital gains (losses), net of income taxes	194,983	(548,064)	(587,858)
Correction of prior period error	(1,481)	—	35,418
Change in asset valuation reserve	(212,556)	(6,031)	(37,202)
Change in non-admitted assets	159,336	196,875	371,347
Surplus paid-in	27,333	1,854,040	46,953
Change in surplus as a result of reinsurance	(99,067)	(101,794)	(142,606)
Change in net deferred income taxes	(114,169)	(69,580)	1,468
Change in goodwill	—	—	(101,575)
Repayment of surplus notes and interest	(528,831)	—	—
Change in other capital and surplus	3,964	3,180	(479)
Net change in capital and surplus for the year	(356,949)	953,373	261,428

Capital and surplus, end of year	$4,378,430	$4,735,379	$3,782,006

See notes to statutory financial statements.               .

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Statutory Statements of Cash Flows Index
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

	Year Ended December 31,
	2025	2024	2023
Operating activities:
Premium income, net of reinsurance	$5,272,782	$4,457,445	$5,486,499
Investment income received, net of investment expenses paid	1,568,532	1,435,065	1,952,880
Other miscellaneous income received	1,000,173	1,076,320	1,232,932
Benefit and loss related payments, net of reinsurance	(12,271,062)	(14,420,907)	(17,641,156)
Net transfers from separate accounts	5,400,685	6,393,574	6,165,922
Commissions, other expenses and taxes paid	(600,909)	(540,230)	(552,974)
Dividends paid to policyholders	(4,304)	(3,652)	(5,181)
Federal income taxes (paid) received, net	(14,608)	6,411	79,445
Net cash provided by (used in) operating activities	351,289	(1,595,974)	(3,281,633)

Investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	5,080,931	3,789,963	4,599,292
Stocks	47,000	88,843	153,830
Mortgage loans	910,584	705,951	539,266
Other invested assets	136,843	200,703	214,398
Miscellaneous proceeds	1,350	207,287	(73)
Cost of investments acquired or originated:
Bonds	(5,545,473)	(2,330,867)	(1,440,075)
Stocks	(49,349)	(63,636)	(88,643)
Mortgage loans	(164,144)	(292,876)	(298,613)
Other invested assets	(356,157)	(489,215)	(392,362)
Miscellaneous applications	(59,912)	(29,190)	(11,559)
Net cash provided by investing activities	1,673	1,786,963	3,275,461

Financing and miscellaneous activities:
Capital and paid in surplus	27,478	8,291	47,099
Deposit-type contracts, net of withdrawals	1,434,123	568,574	1,400,174
Dividends to stockholder	(513,800)	(900,000)	(350,000)
Repayment of surplus notes and interest	(528,831)	—	—
Funds borrowed	520,000	—	—
Other	(6,226)	(365,625)	182,377
Net cash provided by (used in) financing and miscellaneous activities	932,744	(688,760)	1,279,650

Net increase (decrease) in cash, cash equivalents and short-term investments	1,285,706	(497,771)	1,273,478
Cash, cash equivalents and short-term investments:
Beginning of year	1,150,880	1,648,651	375,173
End of year	$2,436,586	$1,150,880	$1,648,651

The statutory statements of cash flows excludes the following non-cash transactions:
	Year Ended December 31,
	2025	2024	2023
Contribution of PAFI, LLC entity	$—	$1,772,530	$—
Contribution of non-cash receivables	$—	$76,269	$—

See notes to statutory financial statements.               .

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

1. Organization and basis of presentation

Organization

Empower Annuity Insurance Company of America, (the “Company” or “EAICA”) offers a wide range of retirement and investment products to individuals, institutional investors, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the state of Colorado and is subject to regulation by the Colorado Division of Insurance (the “Division”). The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to conduct business in all states in the United States ("U.S."), except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

The Company is a direct wholly-owned subsidiary of Empower Holdings, LLC ("EHL"), which is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”). Lifeco U.S. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. Lifeco is a direct, majority-owned subsidiary of Power Corporation ("Power").

Basis of presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance ("The Division"). The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner. The Company and its affiliates have significant interdependencies and related party transactions, as described in Note 3. The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

The only prescribed difference that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•Bonds, including asset-backed securities (collectively referred to as "bonds"), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners ("NAIC") designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the asset-backed securities ratings methodology, or (c) for perpetual bonds that do not possess an effective call option, is carried at fair value regardless of NAIC designation. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.
•Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value. Under GAAP, redeemable preferred stocks are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.
•Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans,

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as an admitted asset for net negative (disallowed) IMR up to 10% of prior period adjusted capital and surplus and 10% of current period unadjusted capital and surplus, and is recorded as an increase to capital and surplus. An IMR asset is designated as a non-admitted asset for net negative (disallowed) IMR above this threshold and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) the Company has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If the Company does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.
Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on asset-backed securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses” in the notes to the statutory financial statements.

•Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
•Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

•The Company evaluates its assets in accordance with statutory guidance to determine admissibility. As prescribed by the NAIC, assets such as certain other invested assets, preferred and common stock, deferred income taxes, amounts due from affiliates, and other miscellaneous assets may be partially or fully non-admitted based on regulatory limitations and collectability considerations. In addition, certain asset classes, including reinsurance recoverables and cash and short-term investments, are generally fully admitted unless specific circumstances require non-admission. Changes in the non-admitted portion of assets are recorded directly to unassigned surplus in the period in which such determinations are made. Under GAAP, all assets are recorded and included within the financial statements, and capital and surplus is the statutory equivalent of stockholders' equity.

•For statutory accounting, investments in subsidiaries and controlled and affiliated entities (SCAs) are reported using an equity method based on the reporting entity's shares of the audited statutory equity of the SCAs financial statements (for insurance SCA entities), audited GAAP equity, or audited GAAP equity with specified adjustments depending on the type of SCA entity. The change in the carrying value between reporting periods is recorded as an unrealized gain/loss through surplus (rather than in income or equity as required under GAAP). Dividends received are recorded in net investment income. Under GAAP, entities under common control are consolidated for reporting.
•For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition. Statutory accounting also rejects GAAP guidance recognizing a seller's guarantee of the adequacy of liabilities for losses and loss adjustment expenses of the Company acquired in a business combination.

•For statutory purchases, the excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. For statutory mergers, no acquisition is recognized because it is accomplished without exchanging resources. As such, the recorded assets, liabilities, and surplus of the acquired company (adjusted to conform to statutory accounting principles) will be carried forward into the combined company. Under GAAP in a business combination, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

•A surplus note is a subordinated debt instrument issued by an insurer that is treated as a component of capital and surplus under statutory accounting, provided it has been approved by the domiciliary regulator. Under GAAP, notes are reflected as a liability.

•Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•Statutory accounting guidance does not distinguish long duration and short duration life insurance contracts, and classifies contracts that have any mortality or morbidity risk, regardless of significance, and contracts with a life contingent annuity purchase rate guarantee option as insurance contracts. Under GAAP, long duration insurance contracts without significant mortality or morbidity risks are classified as investment contracts and are accounted for using a deposit method.

•The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
•Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•Comprehensive income and its components are not presented in the statutory financial statements.

•The statutory statement of cash flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes cash equivalents and short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Division, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Costs of reinsurance (i.e., the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

•For statutory accounting purposes, restatements of prior periods in an Annual Statement are generally not required unless mandated by a state insurance regulator.

Use of estimates

The preparation of financial statements in conformity with statutory accounting principles requires the Company to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments and derivatives, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Reclassification

Certain prior year amounts have been reclassified for comparative purposes.

Corrections of errors
During the preparation of the 2025 statutory financial statements, the Company identified errors in the 2024 statements. As a result of finalizing an acquisition migration and related clean up, the Company determined that other invested assets and surplus were understated. In addition, errors related to reinsurance activity resulted in previously understating other liabilities and overstating premium income and other insurance expenses.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The errors had the following impacts on the 2024 annual statutory statements of admitted assets, liabilities, capital and surplus:

Amount
Other invested assets	$(28,259)
Other liabilities	$(29,740)
Unassigned deficit	$(28,259)
Premium income and annuity considerations	$35,665
Other insurance expenses	$(5,925)

The $1.5 million net impact was recorded in Unassigned deficit in 2025 in accordance with Statement of Statutory Accounting Principles No. 3 “Accounting Changes and Corrections of Errors.” The correction of these prior year errors had no net impact to the 2025 statutory statements of operations.

2. Significant accounting policies

Investments

Investments are reported as follows:

•In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets, as described further in Note 6.

•Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the asset-backed securities ratings methodology, or (c) for perpetual bonds that do not possess or no longer possess an effective call option, is carried at fair value regardless of NAIC designation. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision. Bonds are classified and reported as issuer credit obligations (“ICOs”) or asset-backed securities (“ABS”) in accordance with the NAIC Principles-Based Bond Definition Project. Prior period references to loan-backed and structured securities reflect the terminology in effect at that time, and the terminology change does not impact classification, measurement, or reported amounts. See Note 4 for additional information.

•Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

•The recognition of income on certain investments (e.g., asset-backed securities, including mortgage-backed and other collateralized securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and other collateralized securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Nonrefundable prepayment penalty and origination fees are recognized in net investment income upon receipt. See Note 4 for additional information.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. The Company's risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. The Company's periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

•Real estate properties held for the production of income are valued at depreciated cost less encumbrances. Real estate is depreciated on a straight-line basis over the estimated life of the building or term of the lease for tenant improvements.

•Real estate properties occupied by the Company are carried at depreciated cost less encumbrances unless the carrying amount of the asset is deemed to be unrecoverable. The Company includes in both net investment income and other operating expenses an amount for rent relating to real estate properties occupied by the Company. Rent is derived from consideration of the repairs, expenses, taxes, interest and depreciation incurred. The reasonableness of the amount of rent recorded is verified by comparison to rent received from other like properties in the same area.
•Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property.

•Limited partnership interests are included in other invested assets and are accounted for using net asset value per share ("NAV") as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minority equity interest and no significant influence over the entity’s operations.
•Residual tranches or interests, including the Company's preferred-share interests in collateralized loan obligation ("CLO") warehouse structures, are classified as other invested assets and are carried at Book/Adjusted Carrying Value (BACV). The cost recovery method is applied as a practical expedient in accordance with statutory accounting guidance. Under this method, all distributions received are treated as a reduction of BACV, and no investment income is recognized until the residual tranche has a BACV of zero.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
•Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security and recorded in preferred and common stock. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value, as described in Note 5.
•Common stocks, other than stocks of subsidiaries and stocks of the Federal Home Loan Bank (“FHLB”), are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange, as described in Note 5. Common stocks of the FHLB are reported at cost. Related party mutual funds, which are carried at fair value, are also included in common stocks. The net unrealized gain or loss on common stocks is reported as a component of surplus.
•Investments in domestic life subsidiaries and certain other subsidiaries are carried at their statutory equity value recorded in other invested assets, with unrealized changes in value recorded directly in surplus. Investments in majority owned subsidiaries are generally carried at their statutory or US GAAP equity with dividends received being recorded in investment income.

•Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy, as described in Note 5.

•Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying statutory statements of admitted assets, liabilities, capital and surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned, and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. government or agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral. Collateral that cannot be sold or repledged is excluded from the statutory statements of admitted assets, liabilities, capital and surplus. See Note 4 for additional information.

•The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. The Company considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in the Company's evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•The extent to which estimated fair value is below cost;

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
•Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•The length of time for which the estimated fair value has been below cost;
•Downgrade of a bond investment by a credit rating agency;
•Deterioration of the financial condition of the issuer;
•The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and
•Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For asset-backed securities, if the Company does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For issuer credit obligations, if the Company does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s statutory statements of admitted assets, liabilities, capital and surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
◦Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.
◦Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, interest rate floor and equity options, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the statutory statements of admitted assets, liabilities, capital and surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected or that are not eligible for hedge accounting are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.
The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (b) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (c) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes, as described in Note 4.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a money market fund. Securities pledged to the Company generally consist of U.S. government or agency securities and are not recorded on the statutory statements of admitted assets, liabilities, capital and surplus. Cash flows from derivative transactions, including their realized gains/(losses), are presented on a net basis as other cash provided by (used in) within cash from financing and miscellaneous activities in the Statutory Statements of Cash Flows.

Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Funds held or deposited with reinsured companies

Funds held by reinsurers represent amounts receivable from ceding entities as collateral or settlement security, rather than being remitted to the counterparty. Interest earned on the funds withheld receivable are included as a component of other income.

Goodwill

Goodwill, resulting from acquisitions of subsidiaries that are reported in common stock and other invested assets, is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Goodwill resulting from assumption reinsurance is reported in goodwill and is amortized to other insurance expenses over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2025, 2024 and 2023. See Note 7 for additional information.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract. See Note 8 for additional information.

Cash value of company owned life insurance

The Company is the owner and beneficiary of life insurance policies which are included in statutory statements of admitted assets, liabilities, capital and surplus at their cash surrender values in other assets. At December 31, 2025, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 29% equity, 32% fixed income, 8% cash and short terms, and 31% other. At December 31, 2024, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 28% equity, 33% fixed income, 11% cash and short terms, and 27% other.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus. Real estate due and accrued income is excluded from net investment income if its collection is uncertain.

Due to/from parent, subsidiaries and affiliates

Due to/from parent and affiliates represents non-interest bearing amounts which are due upon demand, and include amounts receivable from or payable to Lifeco U.S. and subsidiaries of Lifeco U.S. See Note 3 for additional information.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements, as described in Note 9.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method ("CRVM"), using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life, accident and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis.
The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving ("PBR") methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

Premium, other income, and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Concentrations

No customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2025. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the statutory statements of operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the statutory statement of admitted assets, liabilities, capital and surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit. See Note 13 for additional information.

Employee Benefits

During 2020, the Company adopted the Society of Actuaries Mortality Improvement Scale (MP-2020) which the Company elected to continue to use for 2025.

The Company offers unfunded, non-qualified deferred compensation ("NQDC") plans to a select group of executives, management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains, losses or interest on the amount deferred. The programs are not qualified under Section 401 of the Internal Revenue Code. The investment assets related to the NQDC plans fluctuate with the market and the related compensation liability reflects the employee’s deferred compensation balances, therefore the asset and liability generally offset each other on the statutory statements of admitted assets, liabilities, capital and surplus, resulting in an immaterial impact on surplus. Participant balances, which are included in Other liabilities in the accompanying statutory financial statements, are $57.7 million and $54.9 million at December 31, 2025 and 2024, respectively.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Recent accounting pronouncements

Accounting standards recently adopted

In August 2023, the NAIC adopted concept INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve, which provided optional, limited-time guidance, allowing the admittance of net negative (disallowed) interest maintenance reserve (IMR) up to 10% of prior period adjusted capital and surplus and 10% of current period unadjusted capital and surplus. In August 2025, the NAIC extended this guidance through December 31, 2026, with automatic nullification on January 1, 2027, unless adjusted earlier or further extended. The August 2025 extended guidance included clarification of allowing the admittance of net negative (disallowed) IMR up to 10% of prior period adjusted capital and surplus and 10% of current period unadjusted capital and surplus, subject to qualifying requirements. Admitted net negative (disallowed) IMR, is reflected within other assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

In August 2023, the NAIC adopted concept 2019-21 Bond Definition, which revised SSAP No. 26 - Bonds and SSAP No. 43 - Asset-Backed Securities (“SSAP No. 43”) for the principles-based bond definition, and updated other various SSAPs and SSAP references to reflect the revised definition. In August 2024, the NAIC modified this concept by adopting additional concepts: 1) 2019-21 - Principles-Based Bond Project & Residual Interests for debt securities that do not qualify to be reported as bonds and for residual tranches or interests/loss positions within SSAP No. 21—Other Admitted Assets and 2) 2024-21 Bond Definition – Debt Securities Issued by Funds that debt securities issued by non-SEC registered funds that reflect operating entities can qualify as issuer credit obligations. These concepts were adopted on January 1, 2025, and did not have a material effect on the Company’s financial statements or footnote disclosures. As the NAIC revised its bond reporting categories, the 2025 presentation is not directly comparable to the 2024 presentation.

In December 2023, the NAIC adopted concept 2023-17: Short-Term Investments under SSAP No. 2 - Cash, Cash Equivalents, Drafts, and Short-Term investments, which further restricted investments that are permitted for cash equivalent and short-term investment reporting. This concept was adopted January 1, 2025, and did not have a material effect on the Company’s financial statements or footnote disclosures.

In March 2024, the NAIC revised concept 2022-14 - New Market Tax Credit Project, which expanded and amended guidance within SSAP No. 93 – Low-Income Housing Tax Credit Property Investments (“SSAP No. 93”) to include all tax credit investments regardless of structure and type of state or federal tax credit program. In addition, the NAIC revised SSAP No. 94 Transferable and Non-Transferable State Tax Credits (“SSAP No. 94”) to expand and amend guidance to include both purchased state and federal tax credits. The NAIC also revised other SSAPs and SSAP references to reflect the changes made to SSAP No. 93 and SSAP No. 94. This concept was adopted January 1, 2025, and did not have a material effect on the Company’s financial statements or footnote disclosures.

In August 2024, the NAIC Statutory Accounting Principles (E) Working Group adopted, with modification, certain disclosure improvements under agenda item 2023-26, as clarified by Blanks agenda item 2025-01, which updated statutory disclosure requirements related to unused commitments and lines of credit within SSAP No. 15—Debt and Holding Company Obligations. This clarification was adopted for the year ending December 31, 2025, and did not have a material effect on the Company’s statutory financial statements or footnote disclosures.

In March 2025, the NAIC revised SSAP No. 1: Accounting Policies, Risks & Uncertainties, and Other Disclosures to promote consistent reporting of restricted assets, including those held under modified coinsurance (“Modco”) and funds withheld (“FWH”) reinsurance agreements. This guidance was adopted for the year ending December 31, 2025, and did not have a material effect on the Company’s financial statements or footnote disclosures.

Accounting standards not yet adopted

In February 2025, the NAIC revised SSAP No. 56: Separate Accounts to clarify measurement guidance for “book value” separate accounts and to establish consistent accounting for asset transfers between the general account and separate accounts. These changes are effective January 1, 2026, with early adoption permitted, and are not expected to have a material effect on the Company’s financial statements.

In August 2025, the NAIC adopted clarifying revisions under agenda item 2024-06: Risk Transfer – Combination Reinsurance Contracts to SSAP No. 61R Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791, which were subsequently affirmed in December 2025. The adopted guidance requires reinsurance agreements with interdependent features,

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
including contracts combining yearly renewable term (YRT) reinsurance and coinsurance, to be evaluated in the aggregate for risk transfer. The revisions are effective immediately for new or amended contracts and December 31, 2026 for existing contracts. The Company is still evaluating the impacts to the statutory financial statements and footnotes.

3. Related party transactions

In the normal course of business the Company enters into agreements with certain affiliates whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services.

The Company’s separate accounts invest in shares of Empower Funds, Inc. and PanAgora Asset Management, Inc. funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2025, 2024 and 2023, these purchases totaled $455.0 million, $263.0 million and $334.8 million respectively. As the general account investment contracts are also included in the separate account balances in the accompanying statutory statements of admitted assets, liabilities, capital and surplus, the Company has included the separate account assets and liabilities of $160.7 million and $173.7 million at December 31, 2025 and 2024, respectively, which is also included in the assets and liabilities of the general account at those dates.

The Company contributed $155.6 million and $197.8 million to partnership funds during the years ended December 31, 2025 and 2024, respectively. Of these amounts, $11.0 million and $18.9 million, respectively, were contributions to partnership funds controlled by Lifeco and Power. The total amount invested in Lifeco and Power controlled partnerships as of December 31, 2025 and 2024 was $115.7 million and $109.1 million, respectively. As of December 31, 2025, the remaining commitments for Lifeco and Power controlled partnership funds through subsequent years total $33.1 million. Refer to Note 14 for additional details regarding commitments.

The following table summarizes amounts due from parent, subsidiaries and affiliates:

			December 31,
	Indebtedness	Due date	2025	2024
Empower Retirement, LLC ("ERL") (1) note receivable	Promissory note	12/31/2029	$490,000	$—
ERL(1)	On account	On demand	—	568,471
Empower Life & Annuity Insurance Company of New York ("ELAINY")(2)	On account	On demand	—	50,110
Other related party receivables	On account	On demand	11,502	82,340
Total			$501,502	$700,921
(1) An indirect wholly-owned subsidiary of the Company
(2) A wholly-owned subsidiary of the Company

On March 25, 2025, the Company executed a 4.46% fixed rate promissory note (the “Note”) in the principal amount of $570.0 million with ERL as the borrower. Prior to the issuance of the Note, the Company had made a series of cash advances to ERL to fund integration costs associated with recently acquired businesses. These advances were recorded as a receivable within the Due from parent, subsidiaries and affiliates line in the of statutory statement of admitted assets, liabilities, capital and surplus. Upon completion of the integration activities, the Company and ERL executed the Note to settle the outstanding affiliate receivable balance. Interest is calculated on a 360-day year consisting of twelve 30-day months and is payable annually in arrears on December 31, commencing on December 31, 2025. Principal payments are due annually and continue through maturity on December 31, 2029. The Note is unsecured, may be prepaid at any time without penalty, and contains no restrictive covenants. The Company believes the agreed-upon interest rate approximates a market rate at arms length. The carrying amount approximates fair value.

The following table summarizes amounts due to parent, subsidiaries and affiliates:

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

			December 31,
	Indebtedness	Due date	2025	2024
ERL(1)	On account	On demand	$24,874	$—
Empower Annuity Insurance Company(2) ("EAIC")	On account	On demand	20,408	180,417
Other related party payables	On account	On demand	1,370	1,698
Total			$46,652	$182,115
(1) An indirect wholly-owned subsidiary of the Company
(2) A wholly-owned subsidiary of the Company

The Company has a long-term revolving credit facility agreement with Lifeco U.S. with a commitment amount up to $520 million, which allows the Company to draw advances in the form of individual loans payable. Interest on drawdowns accrues at either (a) the U.S. prime rate then in effect during the applicable interest period, or (b) the short-term Applicable Federal Rate ("AFR") for monthly compounding as published by the U.S. Department of the Treasury that is in effect for the month in which the applicable interest period begins. A commitment fee of 11 basis points per annum is paid quarterly. Upon the occurrence of an event of default, future advances may be prohibited and outstanding obligations may become due and payable. The Company was in compliance with all covenants at December 31, 2025 and 2024. In December 2025, the Company drew down $520 million under this revolving credit agreement at the short-term AFR for monthly compounding then in effect of 3.60% with an interest period maturity date of January 16, 2026. The proceeds of the advance were used for general corporate purposes. The carrying amount of the loan advance approximates fair value. As of December 31, 2024, the commitment amount was $50 million with no amounts borrowed.

The Company has a long-term revolving credit facility agreement with EAIC, which allows for the Company to borrow a maximum amount of $50 million. The borrowing agreement allows the Company to draw advances in the form of individual loans payable to EAIC. The Company may terminate the borrowing agreement upon three business days written notice and repayment of all outstanding drawn amounts. There are no amounts outstanding as of December 31, 2025 and 2024.

The Company also has a long-term revolving credit facility agreement with EAIC, which allows the Company to lend EAIC a maximum amount of $50 million. The lending agreement allows EAIC to draw advances in the form of individual loans payable to the Company. EAIC may terminate the lending agreement upon three business days written notice and repayment of all outstanding drawn amounts. There are no amounts outstanding as of December 31, 2025 and 2024.

The Company also has a long-term revolving credit facility agreement with Empower Capital Management, LLC ("ECM"), an indirect wholly-owned subsidiary of the Company, which allows the Company to lend ECM a maximum amount of $250.0 million until December 31, 2027. The lending agreement allows ECM to draw advances in the form of individual loans payable to the Company. ECM may terminate the lending agreement upon three business days written notice and repayment of all outstanding drawn amounts. In 2024, there was an outstanding principal amount due from ECM of $20.2 million, which had an interest rate of 6.086% per annum and matured on December 31, 2025. In September 2025, ECM repaid the $20.2 million principal amount to the Company, resulting in the extinguishment of the loan. As of December 31, 2025, there is no outstanding principal amount due from ECM.

Interest on future draws from the above revolving credit facility agreements with ECM and EAIC accrues based upon the type of draw requested, which can be either a U.S. Prime Rate Loan or a Secured Overnight Financing Rate Loan (“SOFR loan”). U.S. Prime Rate loans accrue interest based upon the U.S. Prime Rate in effect from time to time, plus a margin of 55 basis points (“bps”). SOFR Loans accrue interest based upon the adjusted term SOFR rate applicable to the term selected, plus a margin of 70 bps.

Included in current federal income taxes recoverable at December 31, 2025 is $49.8 million of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S. Included in prior federal income taxes owed at December 31, 2024 is $48.6 million of income tax payable to Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

During the year ended December 31, 2025, the Company received dividends of $340.8 million from its subsidiaries, the largest being $169.8 million from EAG. During the year ended December 31, 2024, the Company received dividends of $111.1 million from its subsidiaries, the largest being $47.0 million from ECM. During the year ended December 31, 2023, the Company received dividends of $529.4 million from its subsidiaries, the largest being $419.6 million from EAIC.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

During the years ended December 31, 2025, 2024 and 2023, the Company paid cash dividends to EHL in the amounts of $513.8 million, $900.0 million, and $350.0 million respectively.

The Company and ELAINY have an agreement whereby the Company has committed to provide ELAINY financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets

Bonds

Investments in bonds consist of the following:

	December 31, 2025
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
Issuer credit obligations:
U.S. government obligations	$824,856	$301	$1,675	$823,482
Other U.S. government	12,944	—	910	12,034
Non-U.S. sovereign jurisdiction	191,821	1,075	10,943	181,953
Municipal bonds - general obligations	39,289	513	1,408	38,394
Municipal bonds - special revenue	354,552	5,397	10,539	349,410
Project finance bonds	251,879	423	20,327	231,975
Corporate bonds	16,919,599	47,069	1,335,341	15,631,327
Single entity backed obligations	463,942	2,314	22,581	443,675
Bonds issued by funds representing operating entities	1,327,782	5,552	64,461	1,268,873
Bank loans	230,971	321	15,072	216,220
Other issuer credit obligations	12,079	58	359	11,778
Total issuer credit obligations	20,629,714	63,023	1,483,616	19,209,121

Asset-backed securities:
Agency residential mortgage-backed securities - guaranteed	93,112	184	348	92,948
Agency commercial mortgage-backed securities - guaranteed	734	2	—	736
Agency residential mortgage-backed securities - not/partially guaranteed	545,877	4,563	27,154	523,286
Agency commercial mortgage-backed securities - not/partially guaranteed	7,868	—	291	7,577
Non-agency residential mortgage-backed securities	404,882	2,962	23,392	384,452
Non-agency commercial mortgage-backed securities	1,210,592	838	74,048	1,137,382
Non-agency – CLOs/CBOs/CDOs	1,685,778	1,665	7,637	1,679,806
Other financial asset-backed securities	588,047	4,582	15,350	577,279
Equity-backed securities	19,985	662	—	20,647
Lease-backed securities	258,370	496	13,544	245,322
Other non-financial asset-backed securities	110,553	670	4,841	106,382
Total asset-backed securities	4,925,798	16,624	166,605	4,775,817
Total issuer credit obligations and asset-backed securities	$25,555,512	$79,647	$1,650,221	$23,984,938

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	December 31, 2024
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
U.S. government	$513,127	$139	$12,459	$500,807
All other governments	157,908	96	19,903	138,101
U.S. states, territories and possessions	225,926	4,352	4,382	225,896
Political subdivisions of states and territories	25,535	154	1,567	24,122
Special revenue and special assessments	246,389	230	19,884	226,735
Industrial and miscellaneous	18,728,280	18,130	2,071,010	16,675,400
Parent, subsidiaries and affiliates	167	—	—	167
Hybrid securities	63,514	—	9,495	54,019
Loan-backed and structured securities	5,012,852	9,200	281,262	4,740,790
Total bonds	$24,973,698	$32,301	$2,419,962	$22,586,037

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2025
	Book/adjusted
	carrying value	Fair value
Due in one year or less	$4,486,987	$4,475,367
Due after one year through five years	13,236,238	12,766,214
Due after five years through ten years	5,965,964	5,608,398
Due after ten years through twenty years	2,330,726	1,916,975
Due after twenty years	1,261,090	943,550
Total bonds	$27,281,005	$25,710,504

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2025	2024	2023
Consideration from sales	$2,863,808	$2,292,824	$3,556,834
Gross realized gains from sales	$10,955	$5,876	$6,466
Gross realized losses from sales	$38,528	$13,002	$172,254

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Unrealized losses on bonds and preferred stock

The following tables summarize gross unrealized investment losses (amount by which amortized cost exceeds fair value and inclusive of foreign exchange related unrealized losses recorded to surplus) by class of investment:

	December 31, 2025
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
Issuer credit obligations
U.S. government obligations	$139,880	$262	$495,821	$1,413	$635,701	$1,675
Other U.S. government	—	—	12,034	910	12,034	910
Non-U.S. sovereign jurisdiction	7,226	68	132,580	10,875	139,806	10,943
Municipal bonds - general obligations	—	—	9,326	1,408	9,326	1,408
Municipal bonds - special revenue	6,221	23	183,141	10,516	189,362	10,539
Project finance bonds	—	—	216,921	21,213	216,921	21,213
Corporate bonds	693,212	4,784	11,385,023	1,427,718	12,078,235	1,432,502
Single entity backed obligations	15,101	31	235,719	26,551	250,820	26,582
Bonds issued by funds representing operating entities	18,290	1,907	906,987	68,697	925,277	70,604
Bank loans	66,469	5,895	134,740	11,934	201,209	17,829
Other issuer credit obligations	—	—	9,681	359	9,681	359
Total issuer credit obligations	946,399	12,970	13,721,973	1,581,594	14,668,372	1,594,564

Asset-backed securities
Agency residential mortgage-backed securities - guaranteed	—	—	5,381	348	5,381	348
Agency residential mortgage-backed securities - not/partially guaranteed	92,830	566	272,569	26,588	365,399	27,154
Agency commercial mortgage-backed securities - not/partially guaranteed	—	—	7,578	291	7,578	291
Non-agency residential mortgage-backed securities	13,890	6	216,666	23,459	230,556	23,465
Non-agency commercial mortgage-backed securities	1,378	43	1,109,852	74,005	1,111,230	74,048
Non-agency CLOs/CBOs/CDOs	399,075	1,437	168,862	5,702	567,937	7,139
Other financial asset-backed securities	8,216	14	190,327	16,179	198,543	16,193
Lease-backed securities	—	—	198,245	13,544	198,245	13,544
Other non-financial asset-backed securities	—	—	53,029	4,841	53,029	4,841
Total asset-backed securities	515,389	2,066	2,222,509	164,957	2,737,898	167,023
Total issuer-credit obligations and asset-backed securities	$1,461,788	$15,036	$15,944,482	$1,746,551	$17,406,270	$1,761,587

Preferred Stock	$—	$—	$21,708	$686	$21,708	$686

Total number of securities in an unrealized loss position		151		3,016		3,167

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	December 31, 2024
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
U.S. government	$464,265	$11,436	$197	$5	$464,462	$11,441
All other governments	21,374	801	145,506	20,121	166,880	20,922
U.S. states, territories and possessions	56,730	594	71,840	3,789	128,570	4,383
Political subdivisions of states and territories	—	—	8,968	1,567	8,968	1,567
Special revenue and special assessments	24,843	337	179,562	19,547	204,405	19,884
Industrial and miscellaneous	890,076	32,459	14,578,464	2,387,208	15,468,540	2,419,667
Hybrid securities	28,008	8,862	26,010	2,976	54,018	11,838
Loan-backed and structured securities	140,555	1,230	2,989,678	281,908	3,130,233	283,138
Total bonds	$1,625,851	$55,719	$18,000,225	$2,717,121	$19,626,076	$2,772,840

Preferred stock	$—	$—	$47,476	$2,272	$47,476	$2,272

Total number of securities in an unrealized loss position		297		3,517		3,814

Total unrealized losses decreased by $1.0 billion, or 36%, from December 31, 2024 to December 31, 2025. The decrease in unrealized losses was across most asset classes and was primarily driven by higher valuations as a result of lower rates at December 31, 2025 compared to December 31, 2024.

Total unrealized losses greater than twelve months decreased by $972.2 million from December 31, 2024 to December 31, 2025. Corporate bonds account for 82%, or $1.4 billion of the unrealized losses greater than twelve months at December 31, 2025. The majority of these bonds continue to be designated as investment grade. The Company does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Asset-backed securities account for 9%, or $165.0 million, of the unrealized losses greater than twelve months at December 31, 2025. Of the $165.0 million of unrealized losses over twelve months on asset-backed securities, 94% or $154.8 million continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and the Company does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The Company had the following bond concentrations based on total invested assets:

The Company had a concentration in asset-backed securities of 12% and 13% of total invested assets at December 31, 2025 and 2024, respectively.

Effective January 1, 2025, the NAIC revised bond reporting categories and eliminated the “Industrial & Miscellaneous” classification. Securities previously reported within that category are now included within multiple bond sectors under the revised guidance. Accordingly, bond sector classifications for 2025 are not directly comparable to 2024. Total bond holdings and overall investment strategy were not impacted by this change in classification.

	Concentration by type
	December 31,
	2025	2024
Corporate bonds	41%	—%
Industrial & miscellaneous	—%	58%
	Concentration by industry
	December 31,
	2025	2024
Financial services	14%	15%

Other-than-temporary impairments

	December 31, 2025
	Carrying value prior to impairment	Credit (non-interest) related (1)	Fair value	Carrying value after impairment
Bonds:
Corporate Bonds	$73,381	$32,166	$41,215	$41,215
Mortgages:
Commercial Mortgages	21,877	8,241	13,636	13,636
Other Invested Assets:
Residual Tranches	45,365	6,729	38,636	38,636
Real Estate:
Held for the Production of Income	24,044	12,368	11,725	11,676
Total	$164,667	$59,504	$105,212	$105,163
(1) Recognized in realized capital (gains)/losses

	December 31, 2024
	Carrying value prior to impairment	Credit (non-interest) related (1)	Fair value	Carrying value after impairment
Mortgages:
Commercial Mortgages	$54,169	$18,671	$37,895	$35,498
Commercial Mortgages	21,034	14,690	6,344	6,344
Total	$75,203	$33,361	$44,239	$41,842
(1) Recognized in realized capital (gains)/losses

At December 31, 2025, the Company held collateral loans totaling $75.3 million, and none in 2024. All collateral loans were admitted assets and were secured by unaffiliated mortgage loan collateral.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Troubled Debt Restructuring

In November 2025, a bond classified as corporate was subject to a troubled debt restructuring under which the original bond with a recorded investment of $5.9 million, after impairment, was extinguished in exchange for a new bond in the amount of $6.6 million acquired in full satisfaction of the original bond. The maturity date of the restructured bond has been extended from November 29, 2025, to September 30, 2030, and the interest rate was updated from 5.40% to 5.00%.

As a result of the troubled debt restructuring, a credit-related other-than-temporary impairment of $3.7 million was recognized and recorded within net realized capital losses, net of federal income tax benefit on the statutory statements of operations. As of December 31, 2025, there are no payment defaults related to the bond.

In April 2025, a mortgage loan classified as an office building was subject to a troubled debt restructuring under which the original mortgage loan with a recorded investment of $19.4 million, after impairment, was contributed to an LLC at a written down value of $16.1 million. As a result of the troubled debt restructuring, an other-than-temporary impairment of $3.3 million was recognized and recorded within net realized capital losses, net of federal income tax benefit on the statutory statements of operations.

In June 2024, a mortgage loan classified as an office building was subject to a troubled debt restructuring under which the original mortgage loan with a recorded investment of $35.5 million, after impairment, was extinguished in exchange for a new mortgage loan in the amount of $35.5 million acquired in full satisfaction of the original loan. The maturity date of the restructured loan has been extended from October 5, 2024 to October 5, 2028, and maintains the original interest rate of 3.77%.

As a result of the troubled debt restructuring, a credit-related impairment of $18.7 million was recognized and is recorded within net realized capital losses, net of federal income tax benefit on the statutory statements of operations. As of December 31, 2025, there are no payment defaults related to the restructured mortgage loan.

In December 2024, a mortgage loan classified as multi-family was subject to a troubled debt restructuring under which a deed-in-lieu of foreclosure was enacted resulting in the original mortgage loan with a recorded investment of $14.2 million, after impairment, was extinguished in exchange for a limited partnership interest in the amount of $14.2 million, acquired in full satisfaction of the original loan. As a result of the troubled debt restructuring, an impairment on the original mortgage loan of $14.7 million was recognized and is recorded within net realized capital losses, net of federal income tax benefit on the statutory statements of operations.

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

Mortgage loans

The tables below summarize the portfolio’s recorded investment in commercial “all other” mortgage loans, categorized by risk assessment rating and age analysis:

	December 31,
Risk assessment rating	2025	2024
Performing:
Non-Participation agreements	$3,042,087	$3,423,053
Participation agreements	1,642,133	1,984,752
Total Performing	4,684,220	5,407,805
Non-Performing:
Participation agreements	5,122	18,960
Total Non-Performing	5,122	18,960
Total recorded investment of commercial mortgage loans	$4,689,342	$5,426,765

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	December 31,
Age analysis	2025	2024
Current	$4,677,325	$5,400,142
30-59 days past due	6,895	—
90-179 days past due	—	11,826
180+ days past due	5,122	14,797
Total	$4,689,342	$5,426,765

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2025 and 2024, were 5.5% and 6.3%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2025 and 2024, were 5.0% and 5.0%, respectively.

During 2025 and 2024, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed and purchase money mortgages, was 82.9% and 55.0%, respectively.

The following table summarizes activity in the commercial mortgage provision allowance for the years ended December 31, 2025 and 2024:

	December 31,
	2025	2024
Beginning balance	$39,611	$56,112
Additions charged to operations - specific provision	45,298	2,170
Direct write-downs charged against the allowances	(8,283)	(18,671)
Ending balance	$76,626	$39,611

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type
	December 31,
	2025	2024
Industrial	35%	37%
Multi-family	33%	34%
Office	18%	17%
Retail	10%	8%
Other	4%	4%
	100%	100%

	Concentration by geographic area
	December 31,
	2025	2024
Pacific	33%	31%
Other	28%	27%
South Atlantic	16%	14%
East North Central	14%	18%
Middle Atlantic	9%	10%
	100%	100%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association ("ISDA") Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value of derivative instruments with credit-risk-related contingent features that were in a net liability position was $43.3 million and $3.0 million as of December 31, 2025 and 2024, respectively. If the credit-risk-related contingent features were triggered on December 31, 2025, the fair value of assets that could be required to settle the derivatives in a net liability position was $43.3 million.

At December 31, 2025 and 2024, other counterparties had pledged $154.1 million and $380.3 million unrestricted cash and securities collateral to the Company to satisfy collateral netting arrangements, respectively.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: OTC interest rate swaps, treasury interest rate futures, and interest rate floors. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures and options on equity indices to offset changes in GLWB liabilities; however, they are not eligible for hedge accounting.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The following tables summarize derivative financial instruments:

	December 31, 2025
	Notional amount	Net book/adjusted carrying value (1)	Fair value
Derivatives designated as cash flow hedges:
Interest rate swaps	$13,300	$—	$532
Cross-currency swaps	2,053,642	13,888	91,256
Total cash flow hedges	2,066,942	13,888	91,788

Derivatives not designated as hedges:
Interest rate swaps	39,700	673	673
Cross-currency swaps	479,020	49,983	49,983
Foreign currency forwards	161,212	(1,980)	(1,980)
Total derivatives not designated as hedges	679,932	48,676	48,676
Total cash flow hedges, and derivatives not designated as hedges	$2,746,874	$62,564	$140,464
(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the statutory statements of admitted assets, liabilities, capital and surplus.

	December 31, 2024
	Notional amount	Net book/adjusted carrying value (1)	Fair value
Derivatives designated as cash flow hedges:
Interest rate swaps	$13,300	$—	$391
Cross-currency swaps	2,355,137	230,092	278,247
Total cash flow hedges	2,368,437	230,092	278,638

Derivatives not designated as hedges:
Interest rate swaps	42,215	682	682
Cross-currency swaps	534,006	91,172	91,172
Foreign currency forwards	125,705	4,392	4,392
Total derivatives not designated as hedges	701,926	96,246	96,246
Total cash flow hedges and derivatives not designated as hedges	$3,070,363	$326,338	$374,884
(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the statutory statements of admitted assets, liabilities, capital and surplus.

The following table presents net unrealized capital gains (losses) on derivatives not designated as hedging instruments as reported in the statutory statements of changes in capital and surplus:

	Net unrealized capital gains (losses) on derivatives recognized in surplus

	Year Ended December 31,
	2025	2024	2023
Derivatives not designated as hedging instruments:
Interest rate swaps	$(6)	$890	$19,797
Futures on equity indices	—	35	(803)
Interest rate futures	—	—	(73)
Cross-currency swaps	(39,578)	2,568	(26,913)
Foreign currency forwards	(5,034)	5,315	(1,049)
Total	$(44,618)	$8,808	$(9,041)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

Securities lending

Securities with a cost or amortized cost of $713.7 million and $158.7 million, and estimated fair values of $704.3 million and $143.0 million were on loan under the program at December 31, 2025 and 2024, respectively.

The following table summarizes securities on loan by category:

	December 31,
	2025
	Book/adjusted carrying value	Fair value
U.S. Government Obligations	$592,528	$591,803
Other U.S. Government	298	271
Corporate Bonds (Unaffiliated)	120,446	111,773
Bonds Issued by Funds Representing Operating Ents (Unaffiliated)	470	433
	$713,742	$704,280

	December 31,
	2024
	Book/adjusted carrying value	Fair value
Industrial and miscellaneous	$115,864	$100,785
U.S. government	42,804	42,210
	$158,668	$142,995

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $419.7 million and $134.7 million, and securities of $301.7 million and $14.4 million as collateral related to the securities lending program at December 31, 2025 and 2024, respectively. None of the securities are permitted to be sold or repledged and all of the cash was reinvested. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government-sponsored enterprise securities and mature in under 30 days.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

Restricted Assets

The following tables summarize investments pledged to others as collateral or otherwise restricted by the Company:

	December 31, 2025
	Gross (Admitted & Non-admitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	Total	Total From Prior Year	Increase/(Decrease)	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets		Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$419,733	$—	$—	$419,733	$134,685	$285,048	$419,733	0.59%		0.59%
FHLB capital stock	606	—	—	606	579	27	606	—%		—%
On deposit with states	4,359	—	—	4,359	4,271	88	4,359	0.01%		0.01%
On deposit with other regulatory bodies	513	—	—	513	525	(12)	513	—%		—%
Pledged as collateral to FHLB (including assets backing funding agreements)	1,014,645	—	—	1,014,645	897,841	116,804	1,014,645	1.42%		1.43%
Pledged as collateral not captured in other categories:
Futures margin deposits	159	—		159	1,622	(1,463)	159	—%		—%
Derivative cash collateral	—	—	2,384	2,384	408	1,976	2,384	—%		—%
Other restricted assets	1,085	—	—	1,085	1,091	(6)	1,085	—%	—%	—%
Collateral assets received and on balance sheet	80,365	—	—	80,365	—	80,365	80,365	0.11%		0.11%
Assets held under modco reinsurance agreements	16,579,158	11,250,115	—	16,579,158	—	16,579,158	16,579,158	23.20%		23.42%
Total Restricted Assets	$18,100,623	$11,250,115	$2,384	$18,103,007	$1,041,022	$17,061,985	$18,103,007	25.33%		25.57%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	December 31, 2024
	Gross (Admitted & Non-admitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	Total	Total From Prior Year	Increase/(Decrease)	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending arrangements	$134,685	$—	$—	$134,685	$317,362	$(182,677)	$134,685	0.19%	0.19%
FHLB Capital Stock	579	—	—	579	551	28	579	0.00%	0.00%
On deposit with states	4,271	—	—	4,271	4,299	(28)	4,271	0.01%	0.01%
On deposit with other regulatory bodies	525	—	—	525	535	(10)	525	0.00%	0.00%
Pledged as collateral to FHLB (including assets backing funding agreements)	897,841	—	—	897,841	707,936	189,905	897,841	1.27%	1.28%
Pledged as collateral not captured in other categories:
Futures margin deposits	159	—	1,463	1,622	2,725	(1,103)	1,622	0.00%	0.00%
Derivative cash collateral	31	—	377	408	449	(41)	408	0.00%	0.00%
Other restricted assets	1,091	—	—	1,091	1,041	50	1,091	0.00%	0.00%
Total Restricted Assets	$1,039,182	$—	$1,840	$1,041,022	$1,034,898	$6,124	$1,041,022	1.47%	1.48%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Net investment income

The following table summarizes net investment income:

	Years Ended December 31,
	2025	2024	2023
Bonds	$869,068	$936,188	$1,010,128
Preferred and common stocks	991	2,984	5,969
Mortgage loans	192,322	202,986	204,415
Real estate	22,187	32,991	32,253
Contract loans	187,564	167,573	182,531
Cash, cash equivalents and short-term investments	82,111	57,784	49,548
Derivative instruments	35,272	36,311	41,131
Other invested assets	355,464	152,008	567,873
Miscellaneous	17,592	11,932	7,959
Gross investment income	1,762,571	1,600,757	2,101,807
Expenses	(125,165)	(129,892)	(132,606)
Net investment income	$1,637,406	$1,470,865	$1,969,201

The amount of interest incurred and charged to investment expense during the years ended December 31, 2025, 2024 and 2023 was $81.3 million, $83.2 million and $78.5 million, respectively.

The following table summarizes net realized capital losses on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2025	2024	2023
Net realized capital losses, before federal income tax	$103,186	$48,959	$205,215
Less: Federal income tax benefit	(21,669)	(10,281)	(43,095)
Net realized capital losses, before IMR transfer	81,517	38,678	162,120
Net realized capital losses transferred to IMR, net
of federal income tax benefit of $7,794, $3,774 and $36,892, respectively	(29,320)	(14,198)	(138,784)
Net realized capital losses, net of federal income
tax benefit of $13,875, $6,507 and $6,203, respectively, and IMR transfer	$52,197	$24,480	$23,336

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Net negative (disallowed) interest maintenance reserve (IMR)

In 2024, the net IMR balance was a positive liability due to prior year realized investment gains and losses. Therefore, no such net negative (disallowed) IMR tables are included for the prior year.

(1) Net negative (disallowed) IMR

Year	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$10,570	$8,805	$1,765	$—

(2) Negative (disallowed) IMR admitted

Year	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$10,570	$8,805	$1,765	$—

(3) Calculated adjusted capital and surplus

Total
2025
a. Prior period General Account capital & surplus from prior period SAP financials	$4,411,791
b. Net positive goodwill (admitted)	—
c. EDP equipment & operating system software (admitted)	—
d. Net DTAs (admitted)	83,300
e. Net negative (disallowed) IMR (admitted)	8,334
f. Adjusted capital & surplus (a-(b+c+d+e))	$4,320,157

(4) Percentage of adjusted capital and surplus

Total
2025
Percentage of total net negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus	0.2%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
5. Fair value measurements

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2025
				Net Asset Value
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total
Bonds
Asset-backed securities	$—	$2,010	$—	$—	$2,010
Common stock
Mutual funds	36	—	—	—	36
Other invested assets
Limited partnerships	—	—	—	990,182	990,182
Collateral Loans	—	—	—	55,373	55,373
Derivatives
Interest rate swaps	—	1,424	—	—	1,424
Cross-currency swaps	—	51,513	—	—	51,513
Separate account assets (1)	11,697,155	8,399,619	—	1,343,816	21,440,590
Total assets at fair value/NAV	$11,697,191	$8,454,566	$—	$2,389,371	$22,541,128

Liabilities:
Derivatives
Interest rate swaps	$—	$751	$—	$—	$751
Cross-currency swaps	—	1,530	—	—	1,530
Foreign currency forwards	—	1,980	—	—	1,980
Separate account liabilities (1)	583	46,885	—	—	47,468
Total liabilities at fair value	$583	$51,146	$—	$—	$51,729

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	Fair Value Measurements at Reporting Date
	December 31, 2024
				Net Asset Value
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total
Bonds
Industrial and miscellaneous	$—	$23,934	$—	$—	$23,934
Hybrid securities	—	12,940	—	—	12,940
Common stock
Mutual funds	30	—	—	—	30
Other invested assets
Limited partnerships	—	—	—	912,415	912,415
Residual tranche	—	27,858	—	—	27,858
Industrial and miscellaneous		2,964		24,581	27,545
Derivatives
Interest rate swaps	—	1,897	—	—	1,897
Cross-currency swaps	—	91,172	—	—	91,172
Foreign currency forwards	—	4,391	—	—	4,391
Separate account assets (1)	11,801,007	8,848,967	—	840,587	21,490,561
Total assets at fair value/NAV	$11,801,037	$9,014,123	$—	$1,777,583	$22,592,743

Liabilities:
Derivatives
Interest rate swaps	$—	$1,216	$—	$—	$1,216
Separate account liabilities (1)	6	825,486	—	—	825,492
Total liabilities at fair value	$6	$826,702	$—	$—	$826,708
(1) Include only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
			December 31, 2025
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Issuer credit obligations	$19,209,121	$20,629,714	$—	$19,209,059	$62	$—	$19,209,121
Asset-backed securities	4,775,817	4,925,798	—	4,775,817	—	—	4,775,817
Preferred stock	22,908	23,593	—	22,908	—	—	22,908
Common stock (1)	642	642	36	606	—	—	642
Mortgage loans	4,472,047	4,612,716	—	4,472,047	—	—	4,472,047
Real estate	186,745	35,829	—	186,745	—	—	186,745
Cash, cash equivalents and short-term investments	2,436,660	2,436,586	711,094	1,725,566	—	—	2,436,660
Contract loans	3,512,259	3,512,259	—	—	3,512,259	—	3,512,259
Other long-term invested assets	1,147,355	1,151,799	—	80,271	—	1,067,084	1,147,355
Securities lending reinvested collateral assets	419,733	419,733	—	419,733	—	—	419,733
Collateral under derivative counterparty collateral agreements	80,365	80,365	80,365	—	—	—	80,365
Receivable for securities	13,101	12,729	—	13,101	—	—	13,101
Derivative instruments	183,731	118,178	—	183,731	—	—	183,731
Separate account assets	22,379,312	22,441,493	11,760,101	9,275,395	—	1,343,816	22,379,312
Total assets	$58,839,796	$60,401,434	$12,551,596	$40,364,979	$3,512,321	$2,410,900	$58,839,796

Liabilities:
Deposit-type contracts	$10,235,186	$11,770,019	$—	$10,235,186	$—	$—	$10,235,186
Commercial paper	199,523	199,523	—	199,523	—	—	199,523
Payable under securities lending agreements	419,733	419,733	—	419,733	—	—	419,733
Collateral under derivative counterparty collateral agreements	80,365	80,365	80,365	—	—	—	80,365
Payable for securities	7,524	7,524	—	7,524	—	—	7,524
Derivative instruments	43,267	55,614	—	43,267	—	—	43,267
Separate account liabilities	47,468	47,468	582	46,886	—	—	47,468
Total liabilities:	$11,033,066	$12,580,246	$80,947	$10,952,119	$—	$—	$11,033,066
(1) Per NAIC guidelines, investments accounted for under the equity method are excluded.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date
			December 31, 2024
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Bonds	$22,586,037	$24,973,698	$—	$22,585,870	$167	$—	$22,586,037
Preferred Stock	49,976	52,248	—	49,976	—	—	49,976
Common Stock (1)	609	609	30	579	—	—	609
Mortgage loans	5,038,010	5,387,154	—	5,038,010	—	—	5,038,010
Real estate	240,405	52,363	—	—	240,405	—	240,405
Cash, cash equivalents and short-term investments	1,150,879	1,150,880	1,135,380	15,499	—	—	1,150,879
Contract loans	3,536,463	3,536,463	—	—	3,536,463	—	3,536,463
Other long-term invested assets	1,001,311	1,009,701	—	64,315	—	936,996	1,001,311
Securities lending reinvested collateral assets	134,685	134,685	—	134,685	—	—	134,685
Collateral under derivative counterparty collateral agreements	379,601	379,601	379,601	—	—	—	379,601
Receivable for securities	19,919	14,085	—	19,919	—	—	19,919
Derivative instruments	377,892	330,062	—	377,892	—	—	377,892
Separate account assets	22,505,227	22,594,303	11,928,030	9,736,610	—	840,587	22,505,227
Total assets	$57,021,014	$59,615,852	$13,443,041	$38,023,355	$3,777,035	$1,777,583	$57,021,014

Liabilities:
Deposit-type contracts	$8,909,882	$10,245,580	$—	$8,909,882	$—	$—	$8,909,882
Commercial paper	99,717	99,717	—	99,717	—	—	99,717
Payable under securities lending agreements	134,685	134,685	—	134,685	—	—	134,685
Collateral under derivative counterparty collateral agreements	379,570	379,570	379,570	—	—	—	379,570
Payable for securities	10,133	10,133	—	10,133	—	—	10,133
Derivative instruments	3,009	3,725	—	3,009	—	—	3,009
Separate account liabilities	825,492	825,492	6	825,486	—	—	825,492
Total liabilities	$10,362,488	$11,698,902	$379,576	$9,982,912	$—	$—	$10,362,488
(1) Per NAIC guidelines, investments accounted for under the equity method are excluded.

Issuer credit obligations, asset-backed securities, preferred and common stock

The fair values for issuer credit obligations, asset-backed securities, preferred and common stock are generally based upon evaluated prices from independent pricing services. Prior-year amounts previously reported under the “Bonds” classification have been recategorized in the fair value hierarchy tables to align with current-year reporting categories, but the valuation methodologies remain consistent across periods. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. The Company believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Real estate

The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contract holder or with proceeds from the contract.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds are primarily valued the same as bonds. The fair values for these investments are generally based upon evaluated prices from independent pricing services.

Limited partnership interests, including residual interests in rated-note structures, represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies, primarily making private equity investments across diverse industries and geographic regions. The net asset value (NAV), determined using the partnership financial statements reported capital account adjusted for other relevant information that may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Investments measured at NAV as a practical expedient are not categorized within the fair value hierarchy.

Distributions from these investments are generated from investment gains, operating income generated by the underlying investments of the funds, and liquidation of the underlying assets of the funds, the timing of which is unknown. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions. As of December 31, 2025, the Company had $453.7 million of unfunded commitments related to limited partnership interests for which NAV is used as a practical expedient to estimate fair value.

Collateral under derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps, interest rate swaptions, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices, and interest rate swap futures are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.
Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.
Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

6. Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2025			December 31, 2024
	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset
Other invested assets	$3,914,190	$408,739	$3,505,451	$3,244,310	$442,518	$2,801,792
Preferred and common stock	1,999,738	14,625	1,985,113	1,986,003	49,590	1,936,413
Deferred income taxes	223,737	144,192	79,545	343,058	230,991	112,067
Due from parent, subsidiaries and affiliate	579,165	77,663	501,502	776,490	75,569	700,921
Other assets	561,960	17,176	544,784	835,070	23,064	812,006

The following table summarizes the Company’s aggregate statement of admitted assets, liabilities, capital and surplus values of all subsidiary, controlled and affiliated entities ("SCA"), except insurance SCA entities as follows:

	December 31, 2025			December 31, 2024
	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset
Preferred and common stock	$17,466	$—	$17,466	$15,671	$—	$15,671
Other invested assets	2,175,970	408,740	1,767,230	1,890,429	442,518	1,447,911

7. Business Combinations and Goodwill

Goodwill is classified as a non-admitted asset under statutory accounting principles and is therefore excluded from admitted assets and statutory surplus. Any goodwill arising from acquisitions is required to be amortized and/or written off in accordance with prescribed statutory guidance, resulting in no recognition within the accompanying statutory statements of admitted assets, liabilities, capital and surplus.

On September 23, 2024, the Company completed the acquisition of all the Company Units in Plan Management, LLC, and subsequently renamed the entity to Empower Stock Plan Services, LLC (“ESPS”). This transaction was accounted for as a statutory acquisition. Goodwill of $63.3 million was recorded in other invested assets, which will be amortized over ten years. Goodwill amortization of $6.3 million and $1.6 million respectfully, was recorded for the years ended December 31, 2025 and 2024.

On April 1, 2022, the Company completed the acquisition of all of the voting equity interests in EAIC, as part of the acquisition of Prudential's full service retirement business. This transaction was accounted for as a statutory acquisition. Goodwill of $645.9 million was recorded in other invested assets, which is being amortized over ten years. At December 31, 2025 and 2024, the Company has $389.1 million and $418.7 million, respectively, of admitted goodwill related to this acquisition. Goodwill amortization of $64.6 million was recorded for each respective year ended December 31, 2025, 2024, and 2023.

On August 17, 2020, the Company completed the acquisition of all of the voting equity interests in Empower Personal Wealth ("EPW"), an industry-leading registered investment adviser and digital wealth manager. This transaction was accounted for as a statutory acquisition. Goodwill of $819.4 million was recorded in other invested assets, which is being amortized over 10 years. On April 1, 2023, Personal Capital Advisors Corporation, a subsidiary of EPW, merged with Empower Advisory Group, another wholly-owned subsidiary of the Company. In conjunction with that merger, the Company reduced goodwill by $101.6

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
million through a charge to surplus. At both December 31, 2025 and 2024, the Company has no admitted goodwill related to this acquisition. Goodwill amortization of $67.5 million, $67.5 million and $71.1 million, respectively, was recorded for the years ended December 31, 2025, 2024, and 2023.

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the Empower Plan Services, large-market recordkeeping business. This transaction was accounted for as a statutory purchase. Goodwill of $51.1 million was recorded in other invested assets, which is being amortized over 10 years. At both December 31, 2025 and 2024, the Company has no admitted goodwill related to this acquisition. Goodwill amortization of $3.4 million and $5.1 million, respectively, was recorded for the years ended December 31, 2024 and 2023 and has been fully amortized as of December 31, 2025.

Acquired entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of December 31, 2025	Amount of goodwill amortized for the year ended December 31, 2025	Admitted goodwill as a % of SCA book/adjusted carrying value, gross of admitted goodwill
Empower Plan Services	August 29, 2014	$64,169	$51,098	$—	$—	—%
EPW	August 17, 2020	854,190	819,403	—	67,487	—%
EAIC	April 1, 2022	1,930,036	645,941	389,088	64,594	28%
ESPS	September 23, 2024	63,180	63,265	—	6,327	—%
As of December 31, 2025 and 2024, non-admitted goodwill amounted to $390.5 million and $499.3 million, respectively.

8. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. See Note 15 for additional details regarding a subsequent event related to reinsurance.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2025, 2024 and 2023 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.
The Company and an affiliate have engaged in a modified coinsurance (“ModCo”) reinsurance agreement since 2018. The affiliate, Canada Life International Reinsurance Corporation Limited ("CLIRC"), novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”) and upon transfer, on December 31, 2020, increased the ceding percentage for this block of group annuity insurance policies from 40% to 90%. The Company and CLIRBC amended this agreement on December 31, 2022, which increased the ceding percentage for this block of group annuity insurance policies from 90% to 100%, increased the expense allowance rate, and increased the risk charge rate. The Company has ceded ModCo reserves of $11.1 billion and $10.8 billion as of December 31, 2025 and 2024, respectively. The reinsurance agreement is unlimited in duration. However, the Company may recapture the ceded reinsurance policies at any time by sending notice to the reinsurer at least 90 days prior to the intended termination date.

The Company and Hannover Life Reassurance Co. of America ("Hannover") have engaged in a coinsurance with funds withheld and yearly renewable term transactions on December 31, 2022 in which the Company cedes a portion of its closed in-force block of participating whole life insurance policies and established a funds withheld payable to Hannover. The Company received a ceding commission, will receive expense allowances and is eligible for experience refunds, and will pay risk charges over time. The Company has ceded reserves of $2.8 billion and $2.9 billion as of December 31, 2025 and 2024, respectively.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The reinsurance agreement has an automatic experience refund termination date of January 1, 2035. The Company may recapture the ceded reinsurance policies at any time prior to the experience refund termination date, subject to certain fees payable to Hannover. The ceding commission is accounted for in commission and expense allowances on reinsurance ceded within the statutory statement of operations.

9. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the CRVM, the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future insurance benefits are as follows:

Interest	-Life Insurance	2.25% to 6.00%
	-Annuity Funds	1.00% to 11.25%
	-Disability	3.00% to 6.00%

Mortality	-Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary ("CSO") tables, and American Experience
	-Annuity Funds	Various annuity valuation tables, primarily including 71 and 83a Individual Annuitant Mortality (“IAM”); 1994 Group Annuity Reserve (“GAR”), 71 and 83 Group Annuity Mortality (“GAM”); Annuity 2000 and 2012 Individual Annuity Reserve (“IAR”) tables
Morbidity	-Disability	1952 SOA Disability Table and 1970 Intercompany DISA Group Disability Tables

The Company waives deduction of deferred fractional premiums upon the death of the insured. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

An additional reserve is established for any policy issued with, or later subject to, an annual extra premium payable. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2025 and 2024, the Company had $3.3 billion and $3.4 billion, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division.

Tabular interest, tabular interest on funds not involving life contingencies and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released has been determined from basic data for the calculation of aggregate reserves and the actual reserves released.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

Individual Annuities

	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	74,684	3,111,688	3,186,372	98.6%
Total with adjustment or at market value	—	74,684	3,111,688	3,186,372	98.6%
At book value without adjustment (minimal or no charge adjustment)	29,447	—	—	29,447	0.9%
Not subject to discretionary withdrawal	14,906	—	—	14,906	0.5%
Total gross	44,353	74,684	3,111,688	3,230,725	100.0%
Reinsurance ceded	43,865	—	—	43,865
Total, net	$488	$74,684	$3,111,688	$3,186,860

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	98,431	3,146,950	3,245,381	98.7%
Total with adjustment or at market value	—	98,431	3,146,950	3,245,381	98.7%
At book value without adjustment (minimal or no charge adjustment)	26,211	—	—	26,211	0.8%
Not subject to discretionary withdrawal	16,365	—	—	16,365	0.5%
Total gross	42,576	98,431	3,146,950	3,287,957	100.0%
Reinsurance ceded	42,096	—	—	42,096
Total, net	$480	$98,431	$3,146,950	$3,245,861

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Group Annuities

	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$21,423,316	$—	$—	$21,423,316	60.8%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	6,253,149	4,882,905	11,136,054	31.6%
Total with adjustment or at market value	21,423,316	6,253,149	4,882,905	32,559,370	92.4%
At book value without adjustment (minimal or no charge adjustment)	2,212,432	—	—	2,212,432	6.3%
Not subject to discretionary withdrawal	464,633	—	—	464,633	1.3%
Total gross	24,100,381	6,253,149	4,882,905	35,236,435	100.0%
Reinsurance ceded	979	—	—	979
Total, net	$24,099,402	$6,253,149	$4,882,905	$35,235,456

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$22,609,886	$—	$—	$22,609,886	63.1%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	5,824,587	5,045,715	10,870,302	30.3%
Total with adjustment or at market value	22,609,886	5,824,587	5,045,715	33,480,188	93.4%
At book value without adjustment (minimal or no charge adjustment)	1,868,928	—	—	1,868,928	5.2%
Not subject to discretionary withdrawal	501,380	—	—	501,380	1.4%
Total gross	24,980,194	5,824,587	5,045,715	35,850,496	100.0%
Reinsurance ceded	780	—	—	780
Total, net	$24,979,414	$5,824,587	$5,045,715	$35,849,716

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Deposit-type Contracts

	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$11,418,348	$—	$—	$11,418,348	97.0%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at market value	11,418,348	—	—	11,418,348	97.0%
At book value without adjustment (minimal or no charge adjustment)	313,238	—	—	313,238	2.6%
Not subject to discretionary withdrawal	43,940	—	—	43,940	0.4%
Total gross	11,775,526	—	—	11,775,526	100.0%
Reinsurance ceded	5,507	—	—	5,507
Total, net	$11,770,019	$—	$—	$11,770,019

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$10,024,608	$—	$—	$10,024,608	97.8%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at market value	10,024,608	—	—	10,024,608	97.8%
At book value without adjustment (minimal or no charge adjustment)	180,707	—	—	180,707	1.7%
Not subject to discretionary withdrawal	46,708	—	—	46,708	0.5%
Total gross	10,252,023	—	—	10,252,023	100.0%
Reinsurance ceded	6,443	—	—	6,443
Total, net	$10,245,580	$—	$—	$10,245,580

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2025	2024
General Account:
Annuities	$24,099,890	$24,979,894
Deposit-type contracts	11,770,019	10,245,580
Subtotal	35,869,909	35,225,474

Separate Account:
Annuities (excluding supplementary contracts)	14,322,426	14,115,683
Total	$50,192,335	$49,341,157

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The withdrawal characteristics of life reserves are as follows:

	December 31, 2025
	General Account			Separate Account - Guaranteed			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Universal life	$5,663,707	$6,173,243	$6,202,219	$923,246	$923,246	$923,246	$—	$—	$—
Other permanent cash value life insurance	—	6,034,694	6,264,629	—	—	—	—	—	—
Variable universal life	571,138	603,832	603,889	—	—	—	7,129,400	7,129,400	7,129,400

Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	N/A	N/A	71,054	N/A	N/A	N/A	N/A	N/A	N/A
Accidental death benefits	N/A	N/A	56	N/A	N/A	N/A	N/A	N/A	N/A
Disability - active lives	N/A	N/A	308	N/A	N/A	N/A	N/A	N/A	N/A
Disability - disabled lives	N/A	N/A	90,570	N/A	N/A	N/A	N/A	N/A	N/A
Miscellaneous reserves	N/A	N/A	37,585	N/A	N/A	N/A	N/A	N/A	N/A
Total, gross	6,234,845	12,811,769	13,270,310	923,246	923,246	923,246	7,129,400	7,129,400	7,129,400
Reinsurance ceded	6,234,845	9,596,413	10,068,730	923,246	923,246	923,246	7,129,400	7,129,400	7,129,400
Total, net of reinsurance ceded	$—	$3,215,356	$3,201,580	$—	$—	$—	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	December 31, 2024
	General Account			Separate Account - Guaranteed			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Universal life	$5,873,039	$6,348,428	$6,379,168	$955,363	$955,363	$955,363	$—	$—	$—
Other permanent cash value life insurance	—	6,200,051	6,454,335	—	—	—	—	—	—
Variable universal life	571,611	609,241	609,308	—	—	—	6,631,796	6,631,796	6,631,796

Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	N/A	N/A	79,179	N/A	N/A	—	N/A	N/A	—
Accidental death benefits	N/A	N/A	57	N/A	N/A	—	N/A	N/A	—
Disability - active lives	N/A	N/A	317	N/A	N/A	—	N/A	N/A	—
Disability - disabled lives	N/A	N/A	94,967	N/A	N/A	—	N/A	N/A	—
Miscellaneous reserves	N/A	N/A	39,700	N/A	N/A	—	N/A	N/A	—
Total, gross	6,444,650	13,157,720	13,657,031	955,363	955,363	955,363	6,631,796	6,631,796	6,631,796
Reinsurance ceded	6,441,391	9,866,673	10,377,840	955,363	955,363	955,363	6,631,796	6,631,796	6,631,796
Total, net of reinsurance ceded	$3,259	$3,291,047	$3,279,191	$—	$—	$—	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Life actuarial reserves for the general account at December 31, 2025 were as follows:

	2025	2024
Life insurance	$3,189,991	$3,267,602
Miscellaneous reserves	11,589	11,589
Total	$3,201,580	$3,279,191

10. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50.0 million credit facility agreement. The commercial paper has been given a rating of A-1+ by Standard & Poor’s Ratings Services and a rating of P-1 by Moody’s Investors Service, each being the highest rating available. The Company's issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company's liquidity.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2025	2024
Face value	$200,000	$100,000
Carrying value	$199,523	$99,717
Interest expense paid	$4,677	$5,345
Effective interest rate	3.85% - 4.10%	4.80%
Maturity range (days)	22	22

11. Separate Accounts

The Company maintains separate accounts to record and account for assets and liabilities for certain lines of business, products, and transactions. Assets held in separate accounts are legally segregated and are not available to satisfy claims arising from the Company's general business. The investment performance of separate account assets is primarily assumed by investors, and the related assets and liabilities are carried at amounts consistent with the underlying insurance contract provisions. The Company reported assets and liabilities from the following product lines into a separate account:

•Individual Annuity Product
•Group Annuity Product
•Variable Life Insurance Product
•Hybrid Ordinary Life Insurance Product
•Individual Indexed-Linked Annuity Product

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by Colorado Insurance Code Section 10-7-402:

•Individual Annuity
•Group Annuity
•Variable Life Insurance Product

The following items are supported by direct approval by the Commissioner:

•Hybrid Ordinary Life Insurance Product
•Group Annuity - Custom Stable Value Asset Funds
•Variable Life Insurance Product
•Individual Indexed-Linked Annuity Product

The Company’s separate accounts invest in shares of Empower Funds, LLC, open-end management investment companies which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
In the Statement of Operations, activity between the general and separate accounts is presented as net transfers, primarily reflecting policyholder-driven transactions, including deposits, withdrawals, and benefit payments, as well as reinsurance-related movements. Amounts related to separate account operations, including premiums, benefits and policy charges, are presented on a gross basis in the Statement of Operations, while investment income and realized and unrealized gains and losses on separate account assets accrue directly to the contractholders and are not included. Accordingly, these transfers offset separate account operations and do not affect net income.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account.

At December 31, 2025 and 2024, the Company’s separate account assets that are legally insulated from the general account claims are $22.4 billion and $22.5 billion.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $13.8 million, $14.5 million, and $16.6 million for the years ended December 31, 2025, 2024, 2023, respectively. No separate account guarantees were paid by the general account for the years ending December 31, 2025, 2024, 2023, respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the Division.

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder's account balance

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

The following tables provide information regarding the Company's separate accounts:

	Year Ended December 31, 2025
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$830,791	$382,279	$1,213,070

Reserves
For accounts with assets at:
Fair value	6,502,155	14,878,258	21,380,413
Amortized cost	997,668	—	997,668
Total reserves	7,499,823	14,878,258	22,378,081

By withdrawal characteristics:
At fair value	6,502,155	14,878,258	21,380,413
At book value without fair value adjustment and with current surrender charge less than 5%	997,668	—	997,668
Total subject to discretionary withdrawals	$7,499,823	$14,878,258	$22,378,081

	Year Ended December 31, 2024
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$262,746	$473,917	$736,663

Reserves
For accounts with assets at:
Fair value	6,065,526	14,586,013	20,651,539
Amortized cost	1,053,794	—	1,053,794
Total reserves	7,119,320	14,586,013	21,705,333

By withdrawal characteristics:
At fair value	6,065,526	14,586,013	20,651,539
At book value without fair value adjustment and with current surrender charge less than 5%	1,053,794	—	1,053,794
Total subject to discretionary withdrawals	$7,119,320	$14,586,013	$21,705,333

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2025	2024	2023
Transfers as reported in the statutory statements of operations of the separate account statement:
Transfers to separate accounts	$1,213,070	$736,663	$802,621
Transfers from separate accounts	(2,634,204)	(2,737,160)	(2,874,149)
Net transfers from separate accounts	(1,421,134)	(2,000,497)	(2,071,528)
Reconciling adjustments:
Net transfer of reserves to separate accounts	21,828	377,471	524,666
Miscellaneous other	4,552	7,725	6,264
CARVM allowance reinsured	(3,518)	(5,327)	(16,418)
Reinsurance	(4,002,413)	(4,772,955)	(4,608,654)
Net transfers as reported in the statutory statements of operations	$(5,400,685)	$(6,393,583)	$(6,165,670)

12. Capital and Surplus, Dividend Restrictions, and Other Matters

Surplus notes

The payment of principal and interest under all surplus notes can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable only out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations.

As of December 31, 2025, the principal and interest of the surplus notes issued to EHL were approved, and there were no unapproved amounts. The following tables provide information regarding the Company's surplus notes:

Issuance date	Face Amount	Maturity date	Annual interest rate	Annual interest amount
December 29, 2017	$12,000	December 29, 2027	3.500%	$420
May 17, 2018	$346,218	May 17, 2048	4.881%	$16,899
August 12, 2020	$527,500	August 12, 2025	1.260%	$4,080
August 26, 2021	$1,192,007	December 31, 2051	4.200%	$50,064

On August 12th, 2025, the Company made the final principal repayment of the August 12, 2020 surplus note of $527.5 million to EHL. This payment satisfied all remaining principal and accrued interest obligations under the surplus note. Following this repayment, the note was fully extinguished, and there are no remaining borrowings outstanding under this facility.

In 2018, the Company realized a $39.9 million after tax gain on an interest rate swap that hedged the surplus note issued in 2018. The after tax swap gain will be amortized into income over the 30 year life of the new surplus note. Amortization of the gain during 2025, 2024, and 2023 amounted to $1.3 million each year, respectively, bringing the total amortization from inception to December 31, 2025 to $10.3 million, leaving an unamortized balance of $29.6 million in surplus as part of the surplus note amounts.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

Capital events:

Common shares

On January 2, 2024, Empower Services Holdings, LLC, a direct wholly-owned subsidiary of the Company, merged with Putnam Acquisition Financing Inc. ("PAFI"), a direct wholly-owned subsidiary of EHL, with PAFI, LLC surviving. All of the outstanding common shares and additional capital of PAFI, valued at $1.8 billion, were then contributed to the Company in exchange for 3,049,317 common shares.

The Company issued 145,780 additional common shares and received $45 million from EHL in December 2023.

Dividends

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2 million of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. Dividends are paid as determined by the Board of Directors, subject to certain statutory restrictions noted above. In addition, the Company may be required to provide notice to, or obtain approval from, the Company’s domiciliary regulator in connection with each dividend declared by the Board of Directors, depending on whether such dividend is deemed an “ordinary” or “extraordinary” dividend under applicable statutes and regulations. The determination of whether a given dividend is “ordinary” or “extraordinary” is based on a rolling twelve month look-back at prior dividends paid by the Company and is therefore subject to change throughout the year. Dividends are non-cumulative. During the years ended December 31, 2025, 2024 and 2023 the Company paid dividends to EHL totaling $513.8 million, $900.0 million, and $350.0 million, respectively.

The portion of unassigned deficit represented by each of the following items is:

	December 31,
	2025	2024
Unrealized losses	$(1,378,224)	$(1,577,615)
Non-admitted assets	$(662,396)	$(821,732)
Surplus as regards reinsurance	$203,597	$302,664
Asset valuation reserve	$(518,351)	$(305,795)
RBC

Risk-based capital ("RBC") is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the Company action level as calculated in the RBC model. The Company exceeds the required amount.

13. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$298,698	$22,525	$321,223	$398,383	$20,806	$419,189	$(99,685)	$1,719	$(97,966)
Valuation allowance adjustment	—	(22,525)	(22,525)	—	(20,806)	(20,806)	—	(1,719)	(1,719)
Adjusted gross deferred tax asset	298,698	—	298,698	398,383	—	398,383	(99,685)	—	(99,685)
Deferred tax assets non-admitted	(144,191)	—	(144,191)	(230,991)	—	(230,991)	86,800	—	86,800
Net admitted deferred tax asset	154,507	—	154,507	167,392	—	167,392	(12,885)	—	(12,885)
Gross deferred tax liabilities	(28,656)	(46,306)	(74,962)	(31,725)	(23,600)	(55,325)	3,069	(22,706)	(19,637)
Net admitted deferred tax asset	$125,851	$(46,306)	$79,545	$135,667	$(23,600)	$112,067	$(9,816)	$(22,706)	$(32,522)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	79,545	—	79,545	112,067	—	112,067	(32,522)	—	(32,522)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	79,545	—	79,545	112,067	—	112,067	(32,522)	—	(32,522)
(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	644,833	—	—	693,497	—	—	(48,664)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	74,962	—	74,962	55,325	—	55,325	19,637	—	19,637
Total deferred tax assets admitted as a result of the application of SSAP No. 101	$154,507	$—	$154,507	$167,392	$—	$167,392	$(12,885)	$—	$(12,885)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2025	2024
Ratio percentage used to determine recovery period and threshold limitation amount	911.98%	963.77%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$4,298,885	$4,623,312

The following table presents the impact of tax planning strategies:

	December 31, 2025		December 31, 2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax asset	$298,698	$—	$398,383	$—	$(99,685)	$—
% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross deferred tax assets	$154,507	$—	$167,392	$—	$(12,885)	$—
% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The components of current income taxes incurred include the following:

	Year Ended December 31,
	2025	2024	Change
Current income tax	$(33,568)	$681	$(34,249)
Federal income tax on net capital gains	(21,669)	(10,281)	(11,388)
Other	(17,238)	—	(17,238)
Total	$(72,475)	$(9,600)	$(62,875)

	Year Ended December 31,
	2024	2023	Change
Current income tax	$681	$36,238	$(35,557)
Federal income tax on net capital gains	(10,281)	(43,095)	32,814
Total	$(9,600)	$(6,857)	$(2,743)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2025	2024	Change
Ordinary:
Reserves	$9,509	$11,481	$(1,972)
Investments	—	—	—
Deferred acquisition costs	22,423	5,913	16,510
Fixed assets	3,638	3,372	266
Compensation and benefit accrual	24,842	24,027	815
Receivables - non-admitted	17,251	16,847	404
Tax credit carryforward	—	38,049	(38,049)
Intangible	185,446	207,794	(22,348)
Net operating loss ("NOL")	16,613	72,213	(55,600)
Other	18,976	18,687	289
Total ordinary gross deferred tax assets	298,698	398,383	(99,685)
Valuation allowance adjustment	—	—	—
Total adjusted ordinary gross deferred tax assets	298,698	398,383	(99,685)
Non-admitted ordinary deferred tax assets	(144,191)	(230,991)	86,800
Admitted ordinary deferred tax assets	154,507	167,392	(12,885)
Capital:
Investments	14,776	—	14,776
Net capital loss carryforward	7,749	20,806	(13,057)
Total capital gross deferred tax assets	22,525	20,806	1,719
Valuation allowance adjustment	(22,525)	(20,806)	(1,719)
Total adjusted gross capital deferred tax assets	—	—	—
Non-admitted capital deferred tax assets	—	—	—
Admitted capital deferred tax assets	—	—	—
Total admitted deferred tax assets	154,507	167,392	(12,885)

Deferred income tax liabilities:
Ordinary:
Investments	(26,581)	(27,084)	503
Premium receivable	(116)	(106)	(10)
Policyholder reserves	—	(2,106)	2,106
Experience refunds	—	—	—
Other	(1,959)	(2,429)	470
Total ordinary deferred tax liabilities	(28,656)	(31,725)	3,069

Capital
Investments	(46,306)	(23,600)	(22,706)
Total capital deferred tax liabilities	(46,306)	(23,600)	(22,706)

Total deferred tax liabilities	(74,962)	(55,325)	(19,637)

Net admitted deferred income tax asset	$79,545	$112,067	$(32,522)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2025	2024	Change
Total deferred income tax assets	$298,698	$398,383	$(99,685)
Total deferred income tax liabilities	(74,962)	(55,325)	(19,637)
Net deferred income tax asset	$223,736	$343,058	(119,322)
Tax effect of unrealized capital gains			5,309
Tax-effect of change in minimum pension liability			(157)
Other surplus			—
Change in net deferred income tax			$(114,170)

	December 31,
	2024	2023	Change
Total deferred income tax assets	$398,383	$468,179	$(69,796)
Total deferred income tax liabilities	(55,325)	(42,587)	(12,738)
Net deferred income tax asset	$343,058	$425,592	(82,534)
Tax effect of unrealized capital losses			11,858
Tax-effect of change in minimum pension liability			86
Other surplus			—
Change in net deferred income tax			$(70,590)

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2025	2024	2023
Income tax expense at statutory rate	$153,033	$115,481	$227,550
Earnings from subsidiaries	(62,256)	(23,337)	(111,166)
Tax exempt investment income	(4,168)	(4,881)	(2,072)
Ceding commission net of transaction expenses	(20,804)	(21,469)	(30,716)
Change in statutory valuation allowance adjustment	1,719	5,902	14,904
Dividend received deduction	(4,269)	(4,445)	(4,140)
Tax adjustment for interest maintenance reserve	3,100	7,875	630
Prior year adjustment	(10,599)	(765)	3,264
Tax effect on non-admitted assets	797	1,870	1,722
Tax credits	(3,262)	(8,275)	(840)
Income tax on realized capital gain (loss)	(21,669)	(10,281)	(43,095)
NOL	—	—	(72,213)
Other	10,073	3,315	1,959
Total	$41,695	$60,990	$(14,213)

	2025	2024	2023
Federal income taxes incurred	$(72,475)	$(9,600)	$(6,857)
Change in net deferred income taxes	114,170	70,590	(7,356)
Total income taxes	$41,695	$60,990	$(14,213)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
As of December 31, 2025, there is $79.1 million of net operating loss carryforwards available for tax purposes. The following table breaks down available net operating loss carryforward by year:

Tax Year	Expiration	Loss
2020	N/A	39.5 million
2021	N/A	—
2022	N/A	39.7 million

During the years ended December 31, 2025 and 2024, the Company recognized $36.9 million and $99.1 million of capital loss carryforward respectively. The capital loss carryforward as of December 31, 2025 will start to expire in 2028.

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great-West Lifeco U.S. LLC
Empower Financial Services, Inc.
Empower Holdings, LLC
Great-West Life & Annuity Insurance Company of South Carolina
Empower Life & Annuity Insurance Company of New York
Personal Capital Service Corporation
PanAgora Holdings, Inc.
PanAgora Asset Management, Inc.
TBG Insurance Services Corporation
Empower Stock Plan Services, LLC
Empower Services Holding US, LLC

The Company, Great-West Life & Annuity Insurance Company of South Carolina and Empower Life & Annuity Insurance Company of New York ("EAICA Subgroup") are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The EAICA Subgroup accounts for income taxes on the modified separate return method on its separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the EAICA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the US consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the US Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The EAICA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP No. 101. As of December 31, 2025 the amount of tax contingencies computed in accordance with SSAP No. 5R is $0. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes accrued interest and penalties related to tax contingencies in current income tax expense. During the years ended December 31, 2025 and 2024, the Company did not recognize a benefit or expense from interest and penalties related to the uncertain tax positions.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2018 and prior. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

The valuation allowance adjustment to gross deferred tax assets as of December 31, 2025 and 2024 was $22,525 and $20,806 respectively. The valuation allowance adjustment relates to Management's uncertainty as to the Company's ability to use the Capital Loss carryforwards and receive contractual cash flows on certain dept instruments, therefore, a valuation allowance has been recognized.

The reporting entity is an applicable reporting entity with respect to the Corporate Alternative Minimum Tax (“CAMT”). The reporting entity may be charged with a portion of the CAMT incurred by the consolidated group or credited with a portion of the consolidated group’s CAMT credit utilization. The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance. There have been no material modifications to the methodology used to project future regular tax liability as a result of the CAMT.

The Company does not have any foreign operations as of the periods ended December 31, 2025 and December 31, 2024 and therefore is not subject to the tax on global intangible low-taxed income.

On July 4, 2025, the One Big Beautiful Bill Act (the “Act”) was signed into law. The Act included numerous tax-related provisions. Based on management’s analysis of the Act, the tax related provisions do not materially impact the Company's overall income tax position.

14. Commitments and contingencies

Future contractual obligations
The following table summarizes the Company’s estimated future contractual obligations:

	Payment due by period
	2026	2027	2028	2029	2030	Thereafter	Total
Surplus notes - principal (1)	$—	$12,000	$—	$—	$—	$1,538,225	$1,550,225
Surplus notes - interest (2)	67,383	67,383	66,963	66,963	66,963	1,347,081	1,682,736
Investment purchase obligations (3)	567,210	—	—	—	—	5,000	572,210
Other liabilities (4)	40,240	—	—	—	—	—	40,240
Total	$674,833	$79,383	$66,963	$66,963	$66,963	$2,890,306	$3,845,411

(1) Surplus notes principal - Represents contractual maturities of principal due to the Company’s parent, EHL, under the terms of three long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s statement of admitted assets, liabilities, capital and surplus because of the $29.6 million of unamortized debt modification gain as discussed in Note 12.

(2) Surplus notes interest - All surplus notes bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2025.

(3) Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at were as follows:

December 31, 2025
Due in less than one year	$567,210
Due after five years	5,000
Total	$572,210

Included in the total unfunded commitments were $453.7 million of limited partnership interests, of which $33.1 million related to related-party transactions.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
(4) Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include expected benefit payments for the Company's supplemental executive retirement plan through 2025.

The Company has a long-term revolving credit facility agreement in the amount of $50.0 million with U.S. Bank for general corporate purposes effective November 1, 2023, and expires on November 1, 2028. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $2.7 billion, as defined in the credit facility agreement (compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), at any time. The Company was in compliance with all covenants at December 31, 2025 and 2024. At December 31, 2025 and 2024, there were no outstanding amounts related to the current and prior credit facilities.

In October 2020, the Company became a member of the FHLB of Topeka. FHLB provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2025, the Company has determined the estimated maximum borrowing capacity as approximately $1.0 billion. The Company calculated this amount based on the total collateral available to be pledged as of the period-end date, subject to certain restrictions on the maximum amount of indebtedness per our external debt agreements and limitations imposed by Lifeco, collectively across the Company and its subsidiaries. The Company had total collateral pledged of $1.0 billion and $897.8 million as of December 31, 2025 and December 31, 2024, respectively. There were no amounts borrowed at December 31, 2025 and December 31, 2024.

Contingencies

In June 2019, the Company sold, via indemnity reinsurance, substantially all of its individual life insurance and annuity business to Protective Life Insurance Company (Protective Life). In connection with that transaction, the Company provided standard indemnities to the buyer. In 2022, Protective Life made claims under those indemnities and during the second quarter of 2023, the Company recorded a $42.5 million provision. On December 31, 2025, the parties entered into a settlement agreement resolving specified matters related to the claims. The Company has evaluated the settlement agreement and does not believe that additional reasonably possible loss beyond amounts previously accrued would be material to the statutory financial statements.

Commitments

The Company and ELAINY have an agreement whereby the Company has committed to provide financial support to ELAINY related to the maintenance of adequate regulatory surplus and liquidity. The Company is obligated to invest in shares of ELAINY in order for ELAINY to maintain the capital and surplus at the greater of 1) $6 million, 2) 200% of ELAINY RBC minimum capital requirements if ELAINY total assets are less than $3 billion or 3) 175% of ELAINY RBC minimum capital requirements if ELAINY total assets are $3 billion or more. There is no limitation on the maximum potential future payments under the guarantee. The Company has no liability at December 31, 2025 and 2024 for obligations under the guarantee.

Litigation

From time to time, the Company is subject to lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. The Company accrues a charge when management determines that it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. When a loss is probable and reasonably estimable, the Company records an accrual based on the reasonably estimable loss or range of loss. The Company regularly evaluates current information available to it to determine whether an accrual should be established or adjusted. The ultimate outcome of legal proceedings involves judgments, estimates, and inherent uncertainties and cannot be predicted with certainty. Unfavorable outcomes in such matters may result in a material impact on the Company's financial position, results of operations, or cash flows.

The Company and certain of its subsidiaries are defendants in legal actions, including class actions, relating to the costs and features of their retirement and fund products and the conduct of their businesses. Management believes the claims are without merit and will continue to vigorously defend these actions. The Company is also involved in other various legal proceedings

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

15. Reconciliation between Annual Statement and Audited Financial Statements

The following table summarizes the reconciling items between the annual statement filed with the department and the audited statutory financial statements as of December 31, 2025.

	Audited Statutory Financial Statements	Annual Statement	Difference
Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus:
Reserves for life insurance and annuities and accident and health policies	$27,318,216	$27,375,843	$(57,627)
Current federal income taxes recoverable	$38,995	$51,097	$(12,102)
Unassigned (deficit) surplus	$(3,748,807)	$(3,794,332)	$45,525

Statutory Statement of Operations:
Premium income and annuity considerations	$5,380,290	$5,446,875	$(66,585)
Reserve adjustment on reinsurance ceded	$(303,539)	$(370,124)	$66,585
Death benefits	$198,325	$255,952	$(57,627)
Federal income tax (benefit) expense	$(50,806)	$(62,908)	$12,102

Statutory Statement of Cash Flows:
Operating activities:
Premium income, net of reinsurance	$5,272,782	$5,339,367	$(66,585)
Benefits and loss related payments, net of reinsurance	$(12,271,062)	$(12,337,647)	$66,585

16. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through March 31, 2026, the date on which they were issued, and has identified the following items:

The Company rolled over its outstanding $520 million borrowing under the long-term revolving credit agreement with Lifeco U.S., which had an original maturity date of January 16, 2026. The borrowing was extended to February 16, 2026 at an AFR of 3.57%, March 18, 2026 at an AFR of 3.50%, and April 17, 2026 at an AFR of 3.53%. On March 31, 2026, the Company took an additional incremental draw of $152 million on the loan facility, increasing the total outstanding borrowing from $520 million to $672 million. The new draw will carry similar terms to the existing borrowing, with an AFR of 3.53% and a maturity date of April 17, 2026.

On February 4, 2026, the Board of Directors approved a cash dividend of $172.5 million payable to EHL. No liability was recorded in the Company’s statutory financial statements as of December 31, 2025. The dividend was filed with the Colorado Division of Insurance ("DOI") on February 24, 2026, in accordance with statutory requirements applicable to extraordinary dividends, and paid on March 31, 2026.

On February 27, 2026, the Company and an affiliate, EAIC, pursuant to the October 1, 2025 Assumption Reinsurance Agreement, completed the process whereby the Company retroceded previously reinsured policies and corresponding assets of $1.6 billion to EAIC and immediately effected the novation and assumption of the contracts that were reinsured from the Prudential Insurance Company of America (“PICA”) (the original direct issuer). The company recognized this transaction in the first quarter of 2026. The transaction did not include a ceding commission because it was a non-economic transfer between a parent company and its subsidiary, with no impact on net income.

Index

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

Investment income earned:
U.S. Government bonds	$21,502
Other bonds (unaffiliated)	847,566
Preferred stocks (unaffiliated)	962
Common stocks (unaffiliated)	29
Mortgage loans	192,322
Real estate	22,187
Contract loans	187,564
Cash, cash equivalents and short-term investments	82,111
Derivative instruments	35,272
Other invested assets	355,464
Aggregate write-ins for investment income	17,592
Gross investment income	$1,762,571

Real estate owned - Book value less encumbrances:	$35,829

Mortgage loans - Book value:
Commercial mortgages	$4,612,716

Mortgage loans by standing - Book value:
Good standing	$4,571,585
Good standing with restructured terms	37,372
Foreclosure in process	3,759

Other long-term invested assets - Statement value:	$2,223,778

Collateral loans	$75,344

Bonds and stocks of parents, subsidiaries and affiliates - Book value:
Bonds	$—
Common stocks	$1,975,503

Bonds and short-term investments by maturity and NAIC designation:
Bonds by maturity - Statement value:
Due within one year or less	$4,486,987
Over 1 year through 5 years	13,236,238
Over 5 years through 10 years	5,965,964
Over 10 years through 20 years	2,330,726
Over 20 years	1,261,090
Total by maturity	$27,281,005

(Continued)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

Bonds and short-term investments by NAIC designation - Statement value:
NAIC 1	$15,545,929
NAIC 2	11,002,782
NAIC 3	631,919
NAIC 4	31,722
NAIC 5	68,653
Total by NAIC designation	$27,281,005

Total bonds publicly traded	$16,432,278
Total bonds privately placed	$10,848,727

Preferred stocks - Statement value	$23,593
Common stocks - Market value	$1,976,145
Short-term investments - Book value	$204,000
Collar, swap and forward agreements open - Statement value	$62,564
Futures contracts open - Current value	$159

Cash on deposit	$79,696

Life insurance in-force:
Ordinary	$4,972
Group life	$—

Life insurance policies with disability provisions in-force:
Ordinary	$6
Group life	$11

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	$—
Income payable	$—
Ordinary - involving life contingencies:
Income payable	$—
Group - not involving life contingencies:
Amount on deposit	$—
Income payable	$—
Group - involving life contingencies:
Amount on deposit	$523
Income payable	$102

Annuities:
Ordinary:
Immediate - amount of income payable	$359
Deferred - fully paid account balance	$126
Deferred - not fully paid - account balance	$—
(Continued)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

Group:
Certificates - amount of income payable	$61,623
Certificates - fully paid account balance	$16
Certificates - not fully paid account balance	$46,378,442

Accident and health insurance - equivalent premiums in-force:
Group	$—

Deposit funds and dividend accumulations
Deposit funds - account balance	$11,719,587
Deposit accumulations - account balance	$11,999

Claim payments:
Group accident and health:

2025	$218
2024	$1,876
2023	$—
2022	$—
2021	$4,009
Prior	$38,479

(Concluded)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

ANNUAL STATEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company of America

SUMMARY INVESTMENT SCHEDULE

Investment Categories	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement			
	1 Amount	2 Percentage of Column 1 Line 14	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 14
1. Issuer credit obligations (Schedule D, Part 1, Section 1):						
1.01 U.S. government obligations	824,855,900	1.962	824,855,900		824,855,900	1.982
1.02 Other U.S. government obligations	12,944,292	0.031	12,944,292		12,944,292	0.031
1.03 Non-U.S. sovereign jurisdiction securities	191,821,408	0.456	191,821,408		191,821,408	0.461
1.04 Municipal bonds – general obligations (direct & guaranteed)	39,288,787	0.093	39,288,787		39,288,787	0.094
1.05 Municipal bonds – special revenue	354,551,718	0.844	354,551,718		354,551,718	0.852
1.06 Project finance bonds issued by operating entities	251,878,901	0.599	251,878,901		251,878,901	0.605
1.07 Corporate bonds	16,919,598,614	40.255	16,919,598,614		16,919,598,614	40.665
1.08 Mandatory convertible bonds	0	0.000			0	0.000
1.09 Single entity backed obligations	463,942,426	1.104	463,942,426		463,942,426	1.115
1.10 SVO-Identified bond exchange traded funds – fair value	0	0.000			0	0.000
1.11 SVO-Identified bond exchange traded funds – systematic value	0	0.000			0	0.000
1.12 Bonds issued by funds representing operating entities	1,327,781,681	3.159	1,327,781,681		1,327,781,681	3.191
1.13 Bank loans - issued	0	0.000			0	0.000
1.14 Bank loans - acquired	230,971,393	0.550	230,971,393		230,971,393	0.555
1.15 Mortgages loans that qualify as SVO-Identified credit tenant loans	0	0.000			0	0.000
1.16 Certificates of deposit	0	0.000			0	0.000
1.17 Other issuer credit obligations	12,078,583	0.029	12,078,583		12,078,583	0.029
1.18 Total issuer credit obligations	20,629,713,703	49.082	20,629,713,703	0	20,629,713,703	49.582
2. Asset-backed securities (Schedule D, Part 1, Section 2):						
2.01 Financial asset-backed securities – self-liquidating	4,536,891,032	10.794	4,536,891,032		4,536,891,032	10.904
2.02 Financial asset-backed securities – not self-liquidating	19,984,689	0.048	19,984,689		19,984,689	0.048
2.03 Non-financial asset-backed securities	368,922,796	0.878	368,922,796		368,922,796	0.887
2.04 Total asset-backed securities	4,925,798,517	11.719	4,925,798,517	0	4,925,798,517	11.839
3. Preferred stocks (Schedule D, Part 2, Section 1):						
3.01 Industrial and miscellaneous (unaffiliated)	23,593,358	0.056	23,593,358		23,593,358	0.057
3.02 Parent, subsidiaries and affiliates		0.000			0	0.000
3.03 Total preferred stocks	23,593,358	0.056	23,593,358	0	23,593,358	0.057
4. Common stocks (Schedule D, Part 2, Section 2):						
4.01 Industrial and miscellaneous - publicly traded (unaffiliated)		0.000			0	0.000
4.02 Industrial and miscellaneous - other (unaffiliated)	606,200	0.001	606,200		606,200	0.001
4.03 Parent, subsidiaries and affiliates - publicly traded		0.000			0	0.000
4.04 Parent, subsidiaries and affiliates - other	1,975,502,955	4.700	1,960,877,770		1,960,877,770	4.713
4.05 Mutual funds	35,625	0.000	35,625		35,625	0.000
4.06 Unit investment trusts		0.000			0	0.000
4.07 Closed-end funds		0.000			0	0.000
4.08 Exchange traded funds		0.000			0	0.000
4.09 Total common stocks	1,976,144,780	4.702	1,961,519,595	0	1,961,519,595	4.714
5. Mortgage loans (Schedule B):						
5.01 Farm mortgages	0	0.000			0	0.000
5.02 Residential mortgages	0	0.000			0	0.000
5.03 Commercial mortgages	4,689,342,748	11.157	4,689,342,748		4,689,342,748	11.270
5.04 Mezzanine real estate loans	0	0.000			0	0.000
5.05 Total valuation allowance	(76,626,414)	(0.182)	(76,626,414)		(76,626,414)	(0.184)
5.06 Total mortgage loans	4,612,716,334	10.975	4,612,716,334	0	4,612,716,334	11.086
6. Real estate (Schedule A):						
6.01 Properties occupied by company	25,077,846	0.060	25,077,846		25,077,846	0.060
6.02 Properties held for production of income	10,751,376	0.026	10,751,376		10,751,376	0.026
6.03 Properties held for sale	0	0.000	0		0	0.000
6.04 Total real estate	35,829,222	0.085	35,829,222	0	35,829,222	0.086
7. Cash, cash equivalents and short-term investments:						
7.01 Cash (Schedule E, Part 1)	79,696,090	0.190	79,696,090		79,696,090	0.192
7.02 Cash equivalents (Schedule E, Part 2)	2,152,890,269	5.122	2,152,890,269	419,732,708	2,572,622,977	6.183
7.03 Short-term investments (Schedule DA)	203,999,912	0.485	203,999,912		203,999,912	0.490
7.04 Total cash, cash equivalents and short-term investments	2,436,586,271	5.797	2,436,586,271	419,732,708	2,856,318,979	6.865
8. Contract loans	3,512,258,620	8.356	3,512,258,620		3,512,258,620	8.441
9. Derivatives (Schedule DB)	118,177,674	0.281	118,177,674		118,177,674	0.284
10. Other invested assets (Schedule BA)	3,327,721,896	7.917	2,918,981,749		2,918,981,749	7.015
11. Receivables for securities	12,728,919	0.030	12,728,919		12,728,919	0.031
12. Securities Lending (Schedule DL, Part 1)	419,732,708	0.999	419,732,708	XXX	XXX	XXX
13. Other invested assets (Page 2, Line 11)	0	0.000	0		0	0.000
14. Total invested assets	42,031,002,002	100.000	41,607,636,670	419,732,708	41,607,636,670	100.000

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

SUPPLEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company of America

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

			1	2
11.02	Total admitted assets held in Canadian investments	$		0.0 %
11.03	Canadian-currency-denominated investments	$		0.0 %
11.04	Canadian-denominated insurance liabilities	$		0.0 %
11.05	Unhedged Canadian currency exposure	$		0.0 %

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1		2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$		0.0 %
	Largest three investments with contractual sales restrictions:			
12.03		$		0.0 %
12.04		$		0.0 %
12.05		$		0.0 %

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer		2	3
13.02	EMPOWER ANNUITY INSURANCE COMPANY	$	1,406,220,608	2.9 %
13.03	PAFI	$	1,106,522,248	2.3 %
13.04	EMPOWER SECURITIES HOLDINGS LLC	$	695,251,054	1.4 %
13.05	EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK	$	537,191,451	1.1 %
13.06	EMPOWER ADVISORY GROUP LLC	$	228,776,687	0.5 %
13.07	CPS MANAGERS FUND (KKR)	$	152,752,231	0.3 %
13.08	GOLDMAN SACHS	$	143,161,276	0.3 %
13.09	MORGAN STANLEY FUNDS	$	143,161,276	0.3 %
13.10	PEG CO-INVESTMENT FUND I	$	80,786,544	0.2 %
13.11	NORTHLEAF INFRASTR III LP	$	75,033,238	0.2 %

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

SUPPLEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company of America

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$	0.0 %
	Largest three investments held in nonaffiliated, privately placed equities:		
14.03		$	0.0 %
14.04		$	0.0 %
14.05		$	0.0 %

Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06	FIRST AMERICAN FUNDS	$ 161,238,637	$ 161,238,637	$
14.07	BLACKROCK LIQ FUNDS T	$ 156,173,652	$ 156,173,652	$
14.08	GOLDMAN SACHS	$ 143,161,276	$ 143,161,276	$
14.09	MORGAN STANLEY FUNDS	$ 143,161,276	$ 143,161,276	$
14.10	DREYFUS GOVERNMENT CASH MGMT	$ 16,703,054	$ 16,703,054	$
14.11	ALLSPRING GOVT MMF-INST	$ 10,959,659	$ 10,959,659	$
14.12	EMPOWER FUNDS INC	$ 35,625	$ 35,625	$
14.13		$ 0	$	$
14.14		$ 0	$	$
14.15		$ 0	$	$

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$	0.0 %
	Largest three investments in general partnership interests:		
15.03		$	0.0 %
15.04		$	0.0 %
15.05		$	0.0 %

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

SUPPLEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company of America

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$ 713,741,880	1.5 %	$ 125,268,959	$ 213,155,195	$ 251,560,936
20.02	Repurchase agreements	$	0.0 %	$	$	$
20.03	Reverse repurchase agreements	$	0.0 %	$	$	$
20.04	Dollar repurchase agreements	$	0.0 %	$	$	$
20.05	Dollar reverse repurchase agreements	$	0.0 %	$	$	$

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written	
		1	2	3	4
21.01	Hedging	$	0.0 %	$	0.0 %
21.02	Income generation	$	0.0 %	$	0.0 %
21.03	Other	$	0.0 %	$	0.0 %

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$ 28,146,496	0.1 %	$ 32,423,485	$ 30,827,836	$ 29,012,331
22.02	Income generation	$	0.0 %	$	$	$
22.03	Replications	$	0.0 %	$	$	$
22.04	Other	$ 170,549	0.0 %	$ 163,450	$ 507,431	$ 475,032

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$	0.0 %	$	$	$
23.02	Income generation	$	0.0 %	$	$	$
23.03	Replications	$	0.0 %	$	$	$
23.04	Other	$	0.0 %	$	$	$

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features Index
As of and for the Year Ended December 31, 2025
Supplemental Schedule of the Annual Audit Report
Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.Assumption reinsurance
b.Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles ("GAAP"). As such, the Company has not ceded any risk during the periods ended December 31, 2025 and 2024 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP. See Note 15 for additional information regarding subsequent reinsurance events.